                                                                   Exhibit 10.32

                              DATED 21 OCTOBER 2002

                    (1) THOSE PERSONS SET OUT IN SCHEDULE ONE

                                      -AND-

                          (2) ARTHROCARE CAYMAN LIMITED

                                      -AND-

                           (3) ARTHROCARE CORPORATION

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                            SHARE PURCHASE AGREEMENT

                                   relating to
                       the entire issued share capital of
                        Atlantech Medical Devices Limited
                                       and
                     Atlantech Medical Devices (UK) Limited

--------------------------------------------------------------------------------

                           [LOGO OF LATHAM & WATKINS]

                                    London

                                 99 Bishopsgate
                                 London EC2M 3XF
                            (44) 020 7710 1000 (Tel)
                            (44) 020 7374 4460 (Fax)
                                   www.lw.com

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

THIS AGREEMENT is made the      21st     day of  October 2002.

BETWEEN:

(1)       THOSE PERSONS SET OUT AT SCHEDULE ONE (the "Vendors");

(2) ARTHROCARE CAYMAN LIMITED a company incorporated under the laws of the Cayman Islands with offices at c/o Chartered Trust Services, Ltd., One Capital Place, Shedden Road, P.O. Box 1034 GT, Grand Cayman, Cayman Islands (the "Purchaser"); and

(3) ARTHROCARE CORPORATION a company incorporated under the laws of the State of California, USA with offices at 680 Vaqueros Avenue Sunnyvale, California 94085-3523. USA (the "Guarantor").

WHEREAS:

(A) Atlantech Medical Devices Limited ("Atlantech"), a company registered in England with number 3071270, has at the date of this Agreement an authorised share capital of (pound)50,000 divided into 39,000 ordinary A shares of (pound)1 each and 11,000 ordinary B shares of (pound)1 each of which 15,678 of the said ordinary A shares and 4,221 of the said ordinary B shares are issued and fully paid or credited as fully paid and are owned by the Vendors in the proportions set out in schedule 1.

(B) Atlantech Medical Devices (UK) Limited ("Atlantech UK"), a company registered in England with number 3156447, has at the date of this Agreement an authorised share capital of (pound)200 divided into 200 ordinary shares of (pound)1 each of which 160 of the said ordinary shares are issued and fully paid or credited as fully paid and are owned by the Vendors in the proportions set out in schedule 1 (each of those companies mentioned at Recitals (A) and (B) being a "Company" and together, the "Companies").

(C) The Vendors have agreed to sell the Shares to the Purchaser (a wholly owned subsidiary of the Guarantor) and the Purchaser has agreed to purchase the Shares in reliance (inter alia) upon the warranties and undertakings in this Agreement, for the consideration and otherwise upon and subject to the terms and conditions of this Agreement.

WHEREBY IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 In this Agreement the following words and expressions have the meanings set opposite them:

          "Accounts"                    the audited balance sheet as at the
                                        Balance Sheet Date and the audited
                                        profit and loss account for the last
                                        accounting reference period ended on the Balance Sheet Date of each Company and the notes, reports, statements and other documents which are required by law to be annexed to the Accounts of the company concerned and to be sent or made available to members for such Financial
                                        Year, a copy of each of which is
                                        enclosed in the Disclosure Documents;

          "Accounting Standards"        statements of standard accounting
                                        practice (including financial reporting
                                        standards) issued pursuant to section
                                        256, CA 85 by the ASB;

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

          "Additional Consideration"    the consideration payable for the Shares
                                        as specified in clause 3.3;

          "Additional Revenue           consideration payable for the Shares as
          Related Consideration"        specified in clause 3.4;

          ***                           ***

          "ASB"                         Accounting Standards Board Limited (no.
                                        2526824) or such other body prescribed
                                        by the Secretary of State from time to
                                        time pursuant to section 256, CA 85;

          "Affiliate"                   in relation to any body corporate, any
                                        Holding Company or subsidiary
                                        undertaking of such body corporate or
                                        any subsidiary undertaking of a Holding
                                        Company of such body corporate;

          "Agreement"                   this Agreement including its recitals
                                        and the schedules but not the Tax Deed;

          "Associated                   a company in which a Company or
          Company"                      any Subsidiary holds shares conferring
                                        the right to exercise 20% or more of the votes which could be cast on a poll at a general meeting of such company and which is not a subsidiary of any of the companies in the Group and which is more particularly listed in schedule 2 under the heading "The Associated Companies";

          "Atlantech Products"          means those products: (a) available for
                                        purchase by third parties from either of the Companies immediately prior to the date of this Agreement; or (b) made available for purchase to third parties from either of the Companies on or following the date of this Agreement which have been developed or otherwise acquired by either of the Companies or any of the Warrantors in each case without material assistance from the
                                        Purchaser or any member of the
                                        Purchaser's Group PROVIDED THAT
                                        "Atlantech Products" shall not under any circumstances include any products manufactured or developed by the
                                        Purchaser or any Affiliate of the
                                        Purchaser (other than, following
                                        Completion, the Companies) or by either
                                        of the Companies or any of the
                                        Warrantors with material assistance from the Purchaser or the Purchaser's Group;

          "Balance Sheet Date"          in the case of (i) Atlantech Medical
                                        Devices Limited 31 December 2001 and
                                        (ii) Atlantech Medical Devices (UK)
                                        Limited 30 September 2001;
__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          "Business"                    collectively the business of the sale of
                                        medical devices carried on by the
                                        Companies and each of the Subsidiaries
                                        at the date hereof;

          "Business Day"                a day (other than a Saturday or Sunday)
                                        when banks are open for business in
                                        London;

          "CA 85"                       Companies Act 1985;

          "CAA"                         Capital Allowances Act 1990;

          "Change of Control"           shall be deemed to occur where any
                                        person acquires after Completion more
                                        than fifty (50) percent. of the issued
                                        share capital (or voting rights attached to such share capital) of the Purchaser, any Holding Company of the Purchaser, either Company or the Guarantor entitling the holder thereof to attend and vote on all matters in general meeting provided that a Change of Control shall not include an internal reorganisation of the Purchaser's Group, re-capitalisation or management buy-out of the Guarantor or any of its subsidiary companies provided that the management personnel to whom the
                                        Warrantors report remains the same
                                        immediately following such
                                        reorganisation, re-capitalisation or
                                        management buy-out as immediately prior
                                        thereto;

          "Claim" any claim by the Purchaser in connection with the Warranties;

          "Companies Acts"              as defined in section 744, CA 85
                                        together with the Companies Act 1989;

          "Competent Authority"         means any person or legal
                                        entity (including any government or
                                        government agency) having regulatory
                                        authority under Environmental Laws
                                        and/or any court of law or tribunal;

          "Completion"                  completion of the sale and purchase of
                                        the Shares pursuant to this Agreement;

          "Completion Accounts"         the accounts referred to in clause
                                        6.1.2, prepared in accordance with
                                        schedule 5;

          "Confidential Information"    all information received or
                                        obtained as a result of entering into or performing, or supplied by or on behalf of a party in the negotiations leading to, this Agreement and which relates to:

                                        (i)   either Company or any of the
                                              Subsidiaries and their respective
                                              Affiliates;

                                        (ii)  any aspect of the Business;

                                        (iii) the provisions of this Agreement;

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

                                        (iv)  the negotiations relating to this
                                              Agreement;

                                        (v)   the subject matter of this
                                              Agreement; or

                                        (vi)  the Purchaser;

          "Connected Person"            a person connected with the Vendors or
                                        the Directors (or any former director of either Company or any of the Subsidiaries) within the meaning of section 839, ICTA 1988;

          "Consideration"               the aggregate consideration for the
                                        Shares set out in clauses 3 and 6;

          "Contingent Claim Amount"     an amount in respect of a Claim or claim
                                        under or pursuant to the Tax Deed by the Purchaser against the Warrantors not being a liability of the Warrantors determined or quantified in accordance with the terms of sub-clause 7.5.2 and being a bona fide estimate of the quantum of such liability by the Purchaser;

          "Copyright"                   copyright, design rights, topography
                                        rights and database rights whether
                                        registered or unregistered (including
                                        any applications for registration of any such thing) and any similar or analogous rights to any of the foregoing whether arising or granted under the law of England or of any other jurisdiction;

          "Directors"                   the directors of each of the Companies
                                        named in schedule 2;

          "Disclosed"                   fairly disclosed by the Disclosure
                                        Documents or fairly disclosed by the
                                        disclosures contained in the Disclosure
                                        Letter and "Disclosure" shall be
                                        construed accordingly;

          "Disclosure Documents"        the Disclosure Letter and the two
                                        identical bundles of documents collated
                                        by or on behalf of the Warrantors, the
                                        outside covers of each of which have
                                        been signed for identification by or on
                                        behalf of the Warrantors and the
                                        Purchaser;

          "Disclosure Letter"           the letter described as such of even
                                        date herewith addressed by the
                                        Warrantors to the Purchaser;

          "Encumbrance"                 any interest or equity of any person
                                        (including any right to acquire, option
                                        or right of pre-emption) or any
                                        mortgage, charge, pledge, lien,
                                        assignment, hypothecation, security
                                        interest, title retention or any other
                                        security agreement or arrangement;

          "Environment"                 any and all organisms (including man),
                                        ecosystems, property and the following
                                        media: air (including the air within
                                        buildings and the air within other
                                        natural
                                        or man-made structures whether above or
                                        below ground); water (including water
                                        under or within land or in drains or
                                        sewers and coastal and inland waters);
                                        and land (including land under water);

          "Environmental Laws"          any and all laws, whether civil,
                                        criminal or administrative, which have
                                        as a purpose or effect the protection of the Environment, and/or the mitigation, abatement, containment or prevention of
                                        Harm and/or the provision of remedies in respect of Harm; statutes and subordinate legislation; regulations, orders, ordinances; Permits, common law, local laws and bye-laws; judgments, notices, orders of any Competent
                                        Authority;

          "Environmental Liability"     liability (including liability in
                                        respect of Remedial Action) on the part
                                        of either Company and/or any
                                        of their directors or officers or
                                        shareholders under Environmental Laws;

          "ERA"                         Employment Rights Act 1996;

          "Event" any payment, transaction, act, omission or occurrence of whatever nature whether or not either Company or the Purchaser is a party thereto and including:

                                        the execution of this Agreement and
                                        completion of the sale of the Shares to
                                        the Purchaser; and

                                        the death of any person;

                                        and references to an Event occurring on
                                        or before Completion shall include an
                                        Event deemed, pursuant to any Taxation
                                        Statute, to occur or be treated or
                                        regarded as occurring on or before
                                        Completion;

          "FA"                          Finance Act;

          "FRSs"                        a financial reporting standard adopted
                                        or issued by the ASB;

          "Financial Year"              a financial year within the meaning
                                        ascribed to such expression by section
                                        223, CA 85;

          "Group" together the Companies and the Subsidiaries (but for these purposes not including Atlantech Italia Srl);

          "Hardware"                    any and all computer, telecommunications
                                        and network equipment;

          "Harm"                        harm or damage to or other interference
                                        with the Environment;

          "Hazardous Matter"            any and all matter (whether alone or in
                                        combination with other matter) including electricity, heat, vibration, noise or other radiation which may or is liable to cause Harm;

          "Holding Company"             a holding company within the meaning
                                        ascribed to such expression by sections
                                        736 and 736A, CA 85;

          "ICTA 1988"                   Income and Corporation Taxes Act 1988;

          "Indemnities"                 the indemnities given by the Vendors in
                                        clause 9;

          "Intellectual Property"       Patents, design rights, moral rights,
                                        registered designs, Know-How, Copyright
                                        (including rights in Software), Trade
                                        Marks and rights arising in domain
                                        names;

          "Intellectual Property        agreements or arrangements relating to
          Agreements"                   the Proprietary Intellectual Property or
                                        Third Party Intellectual Property;

          "Investments"                 the companies listed in schedule 2 under
                                        the heading "Investments";

          "IT Contracts"                any agreements or arrangements with
                                        third parties relating to IT Systems or
                                        IT Services, including all hire purchase contracts or leases of Hardware used by either Company or any of the Subsidiaries, licences of Software used by each Company or any of the Subsidiaries, and other IT procurement;

          "IP Materials"                all documents, records, tapes, discs,
                                        diskettes and any other
                                        materials whatsoever containing
                                        Copyright works, Know-How or Software;

          "IT Services"                 any services provided by a third party
                                        relating to the IT Systems or to any
                                        other aspect of either Company's or any
                                        of the Subsidiaries' data processing or
                                        data transfer requirements, including
                                        facilities management, bureau services,
                                        hardware maintenance, software
                                        development or support, consultancy,
                                        source code deposit, recovery and
                                        network services;

          "IT Systems"                  Hardware and/or Software owned or used
                                        by each Company;

          "ITA"                         Inheritance Tax Act 1984;

          "Know-How"                    trade secrets and confidential business
                                        information including confidential
                                        details of supply arrangements, customer lists and pricing policy; sales targets, sales statistics, market share statistics, marketing surveys and reports; marketing research; unpatented technical and other information including

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                                        inventions, discoveries, processes and
                                        procedures, ideas, concepts, formulae,
                                        specifications, procedures for
                                        experiments and tests and results of
                                        experimentation and testing; information comprised in Software; together with all common law or statutory rights protecting the same including by any action for breach of confidence and any similar or analogous rights to any of the foregoing whether arising or granted under the law of England or any other jurisdiction;

          "Legal and Beneficial Title"  full and unrestricted title with the benefit of quiet possession and free
                                        from lawful interruption and
                                        disturbance;

          ***                           ***

          "Minority Vendors"            ***

          ***                           ***

          "Management Accounts"         means the management accounts of each of
                                        the Companies for the period from the
                                        relevant Balance Sheet Date to 31 August
                                        2002, copies of which are annexed to the Disclosure Letter;

          "Net Assets"                  in relation to each Company, its fixed
                                        assets plus its current assets less its
                                        liabilities as more fully described at
                                        Part I of schedule 5 as at Completion
                                        and as set out in the Audited Completion
                                        Accounts;

          "Patents"                     patents and applications for a patent in
                                        the UK or any other jurisdiction;

          "Permits"                     any and all licences, consents, permits,
                                        authorisations or the like, made or
                                        issued pursuant to or under, or required by, Environmental Laws in relation to the carrying on of the Business;

          "Proceedings"                 any proceeding, suit or action arising
                                        out of or in connection with this
                                        Agreement;

          "Properties"                  the properties of which short
                                        particulars are set out in Part 1 of
                                        schedule 4 and the expression "Property" shall mean, where the context so admits, any one or more of such properties and any part or parts thereof;

          "Proprietary Intellectual     Intellectual Property owned by the
          Property"                     Company;

          "Provisional Consideration"   the consideration payable for the Shares
                                        as specified in clause 3.1;

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          "Purchaser's Accountants"     PricewaterhouseCoopers, LLP;

          "Purchaser's Group"           the Purchaser and its Affiliates;

          "Purchaser's Solicitors"      Latham & Watkins of 99 Bishopsgate,
                                        London EC2M 3XF;

          "Registered Proprietary       Proprietary Intellectual Property listed
          Intellectual Property"        in Part 1 of schedule 7;

          "Remedial Action"             (i)   preventing, limiting, removing,
                                        remedying, cleaning-up, abating or
                                        containing the presence or effect of any Hazardous Matter in the Environment
                                        (including the Environment at the
                                        Property); or (ii) carrying out
                                        investigative work and obtaining legal
                                        and other professional advice as is
                                        reasonably required in relation to (i);

          "RTPA"                        Restrictive Trade Practices Act 1976;

          "Service Agreements" the service agreements in the agreed terms between each of Nicholas Woods, Clive Reay-Young, Jennifer Garman and Simon Mifsud;

          "Shareholders' Agreements"     *** Clive Reay-Young, Nicholas Paul
                                        Woods, Jennifer Maureen Garman *** Simon
                                        Misfud *** Clive Reay-Young, Nicholas
                                        Paul Woods, Jennifer Maureen Garman,
                                        Simon David Misfud ***

          "Shares" all of the issued shares in the capital of Atlantech and all of the issued shares in the capital of Atlantech UK;

          "Software"                    any and all computer programs in both
                                        source and object code form, including
                                        all modules, routines and sub-routines
                                        thereof and all source and other
                                        preparatory materials relating thereto,
                                        including user requirements, functional
                                        specifications and programming
                                        specifications, ideas, principles,
                                        programming languages, algorithms, flow
                                        charts, logic, logic diagrams,
                                        orthographic representations, file
                                        structures, coding sheets, coding and
                                        including any manuals or other
                                        documentation relating thereto and
                                        computer generated works;

          "SSAP" a statement of standard accounting practice or financial reporting standard in force at the date hereof as issued by the Institute of Chartered Accountants in England and Wales and adopted by the ASB as an Accounting Standard;
__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          ***                           ***

          "subsidiary"                  a subsidiary within the meaning ascribed
                                        to such expression by sections 736 and
                                        736A, CA 85;

          "subsidiary undertaking"      a subsidiary undertaking within the
                                        meaning ascribed to such expression by
                                        section 258, CA 85;

          "Subsidiary"                  the subsidiary of Atlantech named in
                                        schedule 2 under the heading "The
                                        Subsidiary";

          "Taxation" or "Tax"           as defined in the Tax Deed;

          "Taxation Authority"          as defined in the Tax Deed;

          "Tax Deed"                    the deed in the agreed terms of even
                                        date herewith containing certain
                                        taxation covenants and indemnities
                                        between the Covenantors (as defined
                                        therein) and the Purchaser;

          "Taxation Statute"            any directive, statute, enactment, law
                                        or regulation, wheresoever enacted or
                                        issued, coming into force or entered
                                        into providing for or imposing any
                                        Taxation and shall include orders,
                                        regulations, instruments, bye-laws or
                                        other subordinate legislation made under the relevant statute or statutory provision and any directive, statute, enactment, law, order, regulation or provision which amends, extends, consolidates or replaces the same or which has been amended, extended, consolidated or replaced by the same;

          "Tax Warranties"              the warranties set out in Part 2 of
                                        schedule 3;

          "TCGA"                        Taxation of Chargeable Gains Act 1992;

          "Third Party                  means all Intellectual Property licensed
          Intellectual Property"        to the Company by a third party;

          "TMA"                         Taxes Management Act 1970;

          "Trade Marks"                 trade or service mark applications or
                                        registered trade or service marks,
                                        registered protected designations of
                                        origin, registered protected geographic
                                        origins, refilings, renewals or reissues thereof, unregistered trade or service marks, get-up and company names in each case with any and all associated goodwill and all rights or forms of protection of a similar or analogous nature including rights which protect goodwill whether arising or granted under the law of England or of any other jurisdiction;

          "Trade Union"                 as defined in section 1, TULRCA;

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          "TULRCA"                      Trade Union and Labour Relations
                                        (Consolidation) Act 1992;

          "TUPE" Transfer of Undertakings (Protection of Employment) Regulations 1981 as amended;

          "UK GAAP"                     applicable accounting standards,
                                        principles and practices generally
                                        accepted in the United Kingdom;

          "Unregistered Proprietary     Proprietary Intellectual Property other
          Intellectual Property"        than Registered Proprietary Intellectual
                                        Property;

          "US GAAP"                     applicable accounting standards,
                                        principles and practices generally
                                        accepted in the United States of
                                        America;

          "US Property"                 the property, brief particulars of which
                                        are set out in part 2 of schedule 4;

          "VAT"                         value added tax;

          "VATA"                        Value Added Tax Act 1994;

          "Vendors' Accountants"        Brown Butler of Yorkshire Bank Chambers,
                                        Infirmary Street, Leeds, West Yorkshire,
                                        LS1 2JT;

          "Vendors' Solicitors"         DLA of Victoria Square House, Victoria
                                        Square, Birmingham B2 4DL;

          "Warranties"                  the warranties set out in clause 7 and
                                        schedule 3;

          "Warrantors"                  means each of Nicholas Woods, Clive
                                        Reay-Young, Mrs. Jennifer Garman and
                                        Simon Mifsud whose addresses are set out in schedule 1 provided that Simon Mifsud shall only give Warranties relating to Atlantech UK and shall only be a Warrantor for such purposes;

          "in the agreed terms"         in the form agreed between the Vendors
                                        and the Purchaser and signed for the
                                        purposes of identification by or on
                                        behalf of each party.

1.2 The table of contents and headings in this Agreement are inserted for convenience only and shall not affect its construction.

1.3 Unless the context otherwise requires words denoting the singular shall include the plural and vice versa, references to any gender shall include all other genders and references to persons shall include bodies corporate, unincorporated associations and partnerships, in each case whether or not having a separate legal personality. References to the word "include" or "including" are to be construed without limitation.

1.4 References to recitals, schedules and clauses are to recitals and schedules to and clauses of this Agreement unless otherwise specified and references within a schedule to paragraphs are to paragraphs of that schedule unless otherwise specified.

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

1.5 Save to the extent by which the liability of any party would thereby be extended or increased, references in this Agreement to any statute, statutory provision or EC Directive include a reference to that statute, statutory provision or EC Directive as amended, extended, consolidated or replaced from time to time (whether before or after the date of this Agreement) and include any order, regulation, instrument or other subordinate legislation made under the relevant statute, statutory provision or EC Directive.

1.6 Words and expressions defined in the Tax Deed shall to the extent not inconsistent bear the same meanings in this Agreement.

1.7 References to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept, state of affairs or thing shall in respect of any jurisdiction other than England be deemed to include that which most approximates in that jurisdiction to the English legal term.

1.8 Any reference to "writing" or "written" includes faxes and any non-transitory form of visible reproduction of words.

1.9 Any agreement, covenant, representation, warranty, undertaking or liability arising under this Agreement on the part of two or more persons shall be deemed to be made or given by such persons jointly and severally, unless otherwise expressly agreed.

1.10 In schedule 3, references to the Company shall be deemed to include a reference to each of Atlantech and Atlantech UK and each of them severally.

1.11 References to times of the day are to London time and references to a day are to a period of 24 hours running from midnight.

2.   SALE AND PURCHASE

2.1       Obligation to sell and purchase

          Subject to the terms of this Agreement, each of the Vendors severally shall sell, with full title guarantee, the number of Shares set opposite his name in column (B) and/or (C), as appropriate, of schedule 1 and the Purchaser shall purchase such interests in the same together with all rights attaching thereto at the date of this Agreement.

2.2       Dividends and distributions

          The Purchaser shall be entitled to receive all dividends and distributions declared, paid or made by the Company on or after the date of this Agreement.

2.3       Sale of all Shares

          The Purchaser shall not be obliged to complete the purchase of any of the Shares unless the purchase of all the Shares is completed simultaneously.

2.4       Declaration of Trust

          Each of the Vendors severally acknowledge and undertake that pending registration of the transfers of his shares (referred to in clause 2.1 above), he holds such Shares on trust for the Purchaser.

2.5       Power of Attorney

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

          Each Vendor hereby severally and irrevocably appoints the Purchaser as his attorney for the purpose of exercising any rights, privileges or duties attaching to his shares (as referred to in clause 2.1 above) including receiving of notices of and attending and voting at all meetings of the members of the Company from Completion to the day on which the Purchaser or its nominee is entered in the register of members of the Company as the holder of such shares, in each case in such manner as the Purchaser shall in its discretion decide.

2.6       Specific Authorisation

          For the purpose of sub-clause 2.5, each Vendor severally authorises:

          2.6.1 the Company to send any notices in respect of his share holdings (as referred to in clause 2.1 above) to the Purchaser;

          2.6.2 the Purchaser to complete and return proxy cards, consents to short notice and any other document required or permitted to be signed by such Vendor as a member.

3.   CONSIDERATION

          The aggregate consideration payable by the Purchaser to the Vendors (or, in the case of the *** and Additional Revenue Related Consideration, to the Warrantors only) for the purchase of the Shares shall be:

3.1       Provisional Consideration

          The sum of *** which shall be apportioned between the Vendors in the amounts set out opposite their respective names in column (E) of schedule 1 (subject to adjustment as provided in clause 6.2).

3.2       ***

          ***

3.3       Additional Consideration

          ***

          (each such payment being an "Additional Consideration Payment" and each such date being a "Payment Date")

          in each case subject to the terms of clauses 7.5 and 9 and payable to each of the Vendors in cash on the relevant Payment Date in an amount equal to their pro rata entitlement as set out opposite their respective names in column (D) of schedule 1 ("Pro Rata Entitlement") to such Additional Consideration Payment PROVIDED THAT no Additional Consideration shall become payable to a Defaulting Vendor and the relevant Additional Consideration Payment shall be reduced by an amount equal to the aggregate of any Defaulting Vendors' Pro Rata Entitlement to the relevant Additional Consideration Payment and the balance of the Additional Consideration Payment shall be payable to the remaining Vendors.

          For the purpose of this clause 3.3 a Vendor shall be a "Defaulting Vendor" if:

          (a)  *** or

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          (b)  in the case of each of *** on or prior to the relevant Payment
               Date circumstances exist which ***;

          (c) FURTHER PROVIDED THAT where at any time any of *** shall be subject to and calculated in accordance with the following calculation:

          (A + B + C) x  X = Y

          where:

          A = the relevant applicable reduction *** applicable in the event of the further proviso above being relevant to ***

          B = the *** applicable in the event of the further proviso above being relevant to ***

          C = the *** applicable in the event of the further proviso above being relevant to ***

          X = the applicable proposed Additional Consideration Payment

          Y = the amount of the total aggregate deduction to be deducted from the applicable Additional Consideration Payment and for the avoidance of doubt this calculation shall be made on each subsequent Payment Date taking into account each of A, B and C as appropriate. For example, where A is applicable to that Payment Date set out at sub-clause 3.2.1 it shall also be applied in relation to Payment Dates applicable to sub-clauses 3.2.2 and 3.2.3.

          The resulting Additional Consideration Payment (if any) on the relevant Payment Date shall be paid by the Purchaser by way of electronic transfer for same day value to the Vendors' Solicitors who are irrevocably authorised to receive the same and whose receipt shall be an effective discharge of the Purchaser's obligation to pay such sum and the Purchaser shall not be concerned to see to the application or be answerable for the loss or misapplication by the Vendors' Solicitors of such sum. The Vendors' Solicitors shall distribute any Additional Consideration Payment to the Vendors *** in amounts calculated by reference to their Pro Rata Entitlement recalculated to disregard the Pro Rata Entitlement of any Defaulting Vendor *** in the circumstances referred to;

3.4       Additional Revenue Related Consideration

          further additional payments on the following terms:

          3.4.1 in the event that *** to be apportioned among the Warrantors in the *** set out opposite their respective names in column (G) of schedule 1 ("***") PROVIDED THAT if the *** then the aggregate amount payable to the Warrantors shall be calculated as follows:

                    ***

                    ***For the avoidance of doubt where *** no additional payment shall be payable to the Warrantors (or repayable by the Warrantors) under this sub-clause 3.4.1; and

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          3.4.2     in the event that *** the Warrantors shall be entitled to
                    further consideration in the amount of *** to be apportioned among the Warrantors in their Warrantor Percentages PROVIDED THAT if the ***, provided that, in the event that this results in a negative amount no additional payment shall be made to (or be payable or repayable by) the Warrantors under this sub-clause 3.4.2.

                    The parties agree and shall each use reasonable endeavours to procure that at least *** constituting the *** PROVIDED THAT where there shall be less than such percentage actually achieved an amount equal to the *** shall be added to *** for the purposes of calculation of further consideration under this sub-clause 3.4.2.

          3.4.3 in the case of sub-clauses 3.4.1 and 3.4.2 calculations of ***:

                    (a) by the Chief Financial Officer of the Guarantor based upon information prepared by the Company auditors such officer to issue to the Purchaser and the Warrantors a certificate evidencing the same as soon as practicable following 31 December in each relevant year and in any event not later than 28 February next following. The Purchaser and the Warrantors shall have 30 days following receipt of the certificate within which to notify each other in writing of any disagreement or difference of opinion relating to the auditor's certificate (a "***") and the provisions of sub-clauses 6.1.4, 6.1.5, 6.1.6 and 6.1.7 shall apply mutatis mutandis save that references to "***" shall be treated as references to "***" and the reference in sub-clause
                         6.1.7 to "clause 6" shall be treated as a reference to "clause 3.4". Failing such notice, the parties shall be deemed to have accepted the auditor's certificate as final and binding; and

                    (b)  in accordance with US GAAP;

          3.4.4 Payments (if any) to be made to the Warrantors under this sub-clause 3.4 shall be made (subject always to the terms of clause 7.5) on the earlier of *** as the case may be, or on the next following Business Day should such date not fall on a Business Day; and (ii) the date 10 Business Days following acceptance, deemed acceptance or determination by the Independent Accountant of the certificate of the Guarantor's Chief Financial Officer in accordance with sub-clause 3.4.3(a) above. Any such payments shall be made by the Purchaser by way of electronic transfer for same day value to the Vendors' Solicitors who are irrevocably authorised to receive the same and whose receipt shall be an effective discharge of the Purchaser's obligation to pay such sum and the Purchaser shall not be concerned to see to the application or be answerable for the loss or misapplication by the Vendors' Solicitors of such sum. Unless otherwise paid by the Purchaser on or prior to 1 February in any relevant year interest shall be calculated on the amount so certified by the Chief Financial Officer as being *** (and not more than such amount) from such date to the date of payment at the rate of 1% above the base lending rate from time to time of Barclays Bank plc.

3.5 In the event of a Change of Control at any time prior to ***, the Vendors shall (subject always (i) in relation to payments of ***, to the provisos at clause 3.3 on the facts as at the date of the Change of Control, and (ii) to the terms of clauses 7.5 and 9) be ***.

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3.6       *** the Additional Revenue Related Consideration for the Shares
          pursuant to clause 3.4 is to be determined) the future conduct of the Business will have an effect on the *** for each of the calendar years
           *** (the "Consideration Years"). Accordingly, the Purchaser undertakes with each Warrantor that during the Consideration Years it will not *** Additional Revenue Related Consideration.

3.7 Each of the Vendors hereby: (i) confirms and acknowledges to each of the parties to this Agreement his agreement that the Consideration to be paid to him for the shares set opposite his name in column (B) and/or (C), as appropriate, of schedule 1 being sold pursuant to clause 2 above is, as between each of the Vendors, fair and reasonable; and (ii) irrevocably waives any and all claims which he may have against any party to this Agreement for a different allocation of the Consideration.

3.8 Where any reorganisation, amalgamation, reconstruction, merger or other transaction in relation to the business of either Company shall have (or is likely to have) the effect of making the ***, the Purchaser and the Warrantors agree to consult in good faith with a view to formulating (and shall use best endeavours to agree in good faith) such arrangements or treatment as shall be reasonably necessary to resolve such effect.

4.   WAIVERS OF PRE-EMPTION

4.1 Each of the Vendors hereby severally waives all rights of pre-emption or other rights over any of the Shares conferred on him either by the articles of association of the Company or under either Shareholders' Agreement or in any other way.

4.2 Each of the Vendors hereby severally agrees that as at and with effect from Completion each Shareholders' Agreement shall terminate without further liability of any party thereto without prejudice to any outstanding claims at Completion not being claims against either of the Companies. For the avoidance of doubt, each party releases each Company (as applicable) from all and any liability whatsoever under or pursuant to the Shareholders' Agreements with immediate effect from Completion.

5.   COMPLETION

5.1       Warrantors' obligations

          At Completion:

          5.1.1 the Warrantors shall deliver to the Purchaser each of the documents listed in Part 1 of schedule 6; and

          5.1.2 the Warrantors shall procure that all necessary steps are taken properly to effect the matters listed in Part 2 of schedule 6 at board meetings of each Company and the Subsidiary and shall deliver to the Purchaser duly signed minutes of all such board meetings.

5.2       Purchaser's obligations

          Subject to the Warrantors complying with their obligations under sub-clause 5.1 above the Purchaser shall at Completion:

          5.2.1 pay the Provisional Consideration *** together with *** in respect of its liability pursuant to clause 16.1.2 and *** in respect of the repayment of loans to Atlantech

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                    from the directors by way of electronic transfer for same
                    day value to the Vendors' Solicitors who are irrevocably authorised to receive the same and whose receipt shall be an effective discharge of the Purchaser's obligation to pay such sum and the Purchaser shall not be concerned to see to the application or be answerable for the loss or misapplication by the Vendors' Solicitors of such sum; and

          5.2.2     ***and

          5.2.3 deliver to the Warrantors a counterpart Tax Deed duly executed by the Purchaser.

          Within 2 Business Days following Completion the Purchaser shall deliver to the Warrantors a copy of the minutes of a meeting of the directors of the Purchaser and Guarantor authorising the execution by the Purchaser and Guarantor of this Agreement, Tax Deed and any other documents in the agreed terms executed by the Purchaser and Guarantor (such copy minutes being certified as correct by the secretary of the Purchaser and Guarantor).

5.3       Company records

          Forthwith following Completion each Warrantor severally shall, and shall procure that any other Vendor shall, without delay send to the Purchaser at its registered office for the time being, all records, correspondence, documents, files, memoranda and other papers relating to the Companies and each of the Subsidiaries or the Business which are in their possession or control and not kept at any of the Properties, save for those required for the purpose of preparing the Completion Accounts which shall be sent to the Purchaser with the Completion Accounts in accordance with clause 6.1.1.

6.   COMPLETION ACCOUNTS

6.1       Preparation of Completion Accounts

          6.1.1 Prior to or on 30 November 2002, the Warrantors shall procure that the Vendors' Accountants shall provide to the Purchaser and the Purchasers' Accountants the Completion Accounts together with all relevant schedules and relevant information and working papers supporting the balances in the individual Company accounts as set out in the Completion Accounts. Prior to or on 1 February 2003, the Chief Financial Officer of the Guarantor shall prepare and issue to the Warrantors a certificate, evidencing and based upon the review carried out by the Purchaser's Accountants, setting out a closing balance sheet audit of the Completion Accounts (the "Audited Completion Accounts"). The Warrantors shall cooperate with and provide (or otherwise procure) all information and documents reasonably requested by the said officer and/or Purchaser's Accountants in connection with the preparation of the Audited Completion Accounts. ***

          6.1.2 The Completion Accounts shall consist of a balance sheet for each Company as at the close of business on the date of Completion and shall be prepared in accordance with the form and principles set out in schedule 5.

          6.1.3 The Warrantors shall have 30 Business Days after receipt of the Audited Completion Accounts pursuant to sub-clause 6.1.1 within which to notify the Purchaser in writing of their agreement or any disagreement or difference of opinion relating to the Audited Completion Accounts. Failing any such notice, the parties shall be deemed

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                    to have accepted such accounts as accurate and such accounts shall be deemed final and binding.

          6.1.4 If within the period of 30 Business Days referred to in sub-clause 6.1.3 above the Warrantors notify the Purchaser of any disagreement or difference of opinion relating to the Audited Completion Accounts ("Notice of Disagreement") and if the parties are able to resolve such disagreement or difference of opinion within 10 Business Days of the Notice of Disagreement, the parties shall be deemed to have accepted such accounts (as agreed) as accurate.

          6.1.5 If the Purchaser and Warrantors are unable to reach agreement within 10 Business Days of the Notice of Disagreement, the matter in dispute shall be referred to an independent chartered accountant (the "Independent Accountant") to be appointed (in default of nomination by agreement between the Warrantors and the Purchaser within 15 Business Days of the date of the Notice of Disagreement) by the President for the time being of the Institute of Chartered Accountants in England and Wales.

          6.1.6 The Independent Accountant shall act as an expert and not as an arbitrator, the Arbitration Act 1996 shall not apply and his decision shall (in the absence of manifest error) be final and binding on the Vendors and the Purchaser for all the purposes of this Agreement. The costs of the Independent Accountant shall be apportioned between the Vendors and the Purchaser as the Independent Accountant shall decide but each party shall be responsible for its own costs of presenting its case to the Independent Accountant.

          6.1.7 Each of the Warrantors and the Purchaser shall, and shall direct that their respective advisors shall, give all assistance and access to all additional information to each other that they may reasonably require to assist them to make decisions and resolve any disputes under this clause 6 expeditiously.

6.2       Adjustment of Provisional Consideration

          The Provisional Consideration shall be adjusted after Completion in accordance with the following provisions of this sub-clause 6.2.

          6.2.1     ***

          6.2.2     Any amounts to be paid under sub-clause 6.2.1 shall:

                    (a) be paid within 15 Business Days after the date on which the Audited Completion Accounts have been agreed or settled (whether under sub-clause 6.1.3 or 6.1.4 or by virtue of a decision of the Independent Accountant or otherwise) together with interest on the amount to be paid calculated at the rate of *** from 1 February 2003 until the date of actual payment; and

                    (b) be made to the Vendors' Solicitors or the Purchaser's Solicitors (as the case may be) who are irrevocably authorised to receive the same and whose receipt shall be an effective discharge of the Vendor's or Purchaser's obligation to pay such sum and the Vendors or Purchaser (as the case may be) shall not be concerned to see to the application or be answerable for the loss or misapplication of such sums by the Vendors' Solicitors or the Purchaser's Solicitors, as the case may be.

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7.   WARRANTIES

7.1       Extent of Warranties

          In consideration of the Purchaser agreeing to purchase the Shares on the terms contained in this Agreement, each of the Warrantors hereby in relation to each of (a) the Companies and (b) the Subsidiary and Atlantech Italia Srl, jointly and severally warrants and undertakes to the Purchaser in the terms set out in Schedule 3 and Schedule 9 respectively.

7.2       Obligation to make enquiries

          Where any of the Warranties is made or given "so far as the Warrantors are aware", such Warranty shall be deemed to be given to the best of the knowledge, information and belief of each of Nicholas Woods, Clive Reay-Young, Jennifer Garman and, in relation to Atlantech UK only, Simon Mifsud.

7.3       Information supplied by the Companies and Subsidiaries

          Any information supplied by or on behalf of any of the Companies or on behalf of any of the Subsidiaries (or by any officer, employee or agent of any of them) to the Warrantors or their advisers in connection with the Warranties, the Indemnities or the Tax Deed or the information Disclosed in the Disclosure Documents shall not constitute a warranty, representation or guarantee as to the accuracy of such information in favour of the Warrantors and each of the Warrantors hereby undertake to the Purchaser to waive irrevocably any and all claims which it might otherwise have against the Companies or any of the Subsidiaries or against any officer, employee or agent of any of them in respect of such claims other than in the case of fraud.

7.4       Separate and independent warranties

          Each of the Warranties set out in the separate paragraphs of schedule 3 shall be separate and independent and save as expressly otherwise provided shall not be limited by reference to any other such Warranty or by anything in this Agreement, the Disclosure Documents or the Tax Deed.

7.5       Set-off by Purchaser

          7.5.1 The Purchaser shall (without prejudice to its other rights hereunder) be entitled in its discretion to set off against any amount otherwise due and payable to each Warrantor under any of the provisions of clauses 3.3, 3.4 or 6.2 any amount due by such Warrantor to the Purchaser (a) under clause 6.2 or clause 9 of this Agreement; (b) under the Tax Deed; and/or (c) pursuant to a Claim in respect of (i) any liability which has been finally determined in accordance with sub-clause 7.5.2 below, and/or (ii) any applicable Contingent Claim Amount provided that the Purchaser has provided the Warrantor with an opinion of counsel of at least 10 years' call that, were such Claim to be the subject of judicial proceedings, the Purchaser would have a reasonable prospect of success in respect thereof. The Purchaser agrees that where it determines to exercise its rights of set-off under this sub-clause 7.5 it shall (save in respect of any sum due to the Purchaser under the Tax Deed or clause 6.2 of this Agreement and without prejudice to its right (as set out above) to set off against any payment due to the Warrantor under sub-clause 6.2) first apply such rights against payment of consideration otherwise due to the Warrantor pursuant to sub-clauses 3.3.3, 3.3.2 and 3.3.1 respectively and in such order of priority.

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          7.5.2     For the purposes of sub-clause 7.5.1 a liability of a
                    Warrantor shall be deemed to be finally determined when either (i) judgement has been given by a court of competent jurisdiction and the time limit for appeal has expired, or
                    (ii) final appellate judgement has been given with no further right of appeal or (iii) the claim has been settled by agreement in writing between the Purchaser and the (including, in relation to any payment due by the Warrantor to the Purchaser under sub-clause 6.2.1. as determined pursuant to sub-clause 6.1.3, 6.1.4 or by virtue of a decision of the Independent Accountant).

          7.5.3 If a claim in respect of which the Purchaser has set off a Contingent Claim Amount is finally determined in accordance with sub-clause 7.5.2 for a lesser amount than the Contingent Claim Amount, the balance of the Contingent Claim Amount in excess of the amount payable as finally determined shall be paid within 5 Business Days to the relevant Warrantor.

7.6       Reliance

          The Purchaser has entered into this Agreement upon the basis of and in reliance upon the Warranties and the Indemnities.

7.7       Payments by Warrantors

          Any payment made by the Warrantors in respect of a breach of any Warranties or payment made under the Indemnities or the Tax Deed, or any other payment made pursuant to this Agreement, shall be and shall be deemed to be pro tanto a reduction in the price paid for the Shares under this Agreement.

7.8       Minority Vendor Warranties

          7.8.1 Each of the Minority Vendors severally warrants and undertakes to the Purchaser that:

                    (a) he or she has full power to enter into and perform this Agreement and this Agreement constitutes binding obligations on him/her in accordance with its terms;

                    (b) there is no Encumbrance or any form of agreement (including conversion rights and rights of pre-emption) on, over or affecting the Shares held by him/her and there is no agreement or commitment to give or create any of the foregoing. No claim has been made by any person to be entitled to any of the foregoing; and

                    (c) he/she is entitled to sell and transfer the Shares held by him/her to the Purchaser with full title guarantee and otherwise on the terms set out in this Agreement.

          7.8.2     ***

          7.8.3     ***

7.9 The only warranties (including the Warranties) given in relation to intellectual property, real property, information technology and telecommunications, and environmental matters are

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          those warranties contained in paragraphs 18, 8, 19 and 9 respectively of part 1 of schedule 3 and no other warranties (including the Warranties) shall be given in relation to the same.

7.10      Purchaser's and Guarantor's warranties

          The Purchaser and the Guarantor each severally warrant to each Vendor that it has full power and capacity to enter into and perform this Agreement, the Tax Deed and each of the documents in the agreed terms to which it is a party and this Agreement constitutes, and the Tax Deed and each other document in agreed terms to which it is a party when executed will constitute binding obligations on it in accordance with their terms.

8.   LIMITATION OF WARRANTORS' LIABILITY

8.1       Limitations on liability

          The liability of the Warrantors:

          8.1.1 in respect of any claim under the Warranties shall be limited as provided in schedule 8 but so that the limitations on the liability of the Warrantors under this sub-clause 8.1 and schedule 8 shall not apply in relation to the Warranties set out in paragraphs 1.2 and 2.4.1 of schedule 3.

8.2       Exclusions from clause 8

          Notwithstanding any other provision of this Agreement, the provisions of this clause 8 and schedule 8 shall not apply to any claim:

          8.2.1 made against the Warrantors in the case of any fraud, dishonesty, wilful misstatement or wilful omission by or on behalf of the Warrantors provided that the Warrantors shall be solely responsible for their own fraudulent, dishonest acts or omissions or wilful misstatements or omissions; or

          8.2.2     made under the Indemnities, other than paragraphs 6.3 and
                    6.5 of part 2 of schedule 8 which shall apply thereto.

8.3 The parties agree that rescission shall not be available as a remedy for any breach of this Agreement and agree not to claim this remedy.

9.   INDEMNITY

9.1 The Warrantors undertake to indemnify and keep the Purchaser indemnified (contracting for itself and as trustee for its officers, directors, agents and employees) from and against and in respect of *** which may be suffered or incurred by the Purchaser or the Companies PROVIDED THAT in the event that *** is less than *** add such amount to the Additional Consideration Payment due on such date. Without prejudice to the Warrantors' obligation under this indemnity, the Purchaser agrees that any amount due and payable hereunder from the Warrantors to the Purchaser shall first (to the full extent possible) be set off and deducted from any amount payable to the Warrantors under sub-clauses 3.3.3, 3.3.2 and 3.3.1 and in such order of priority.

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9.2       Any amount payable under the provisions of clause 9.1 shall be made to the Vendors' Solicitors or the Purchaser's Solicitors (as the case may be) who are irrevocably authorised to receive the same and whose receipt shall be an effective discharge of the Vendor's or Purchaser's obligation to pay such sum and the Vendors or Purchaser (as the case may be) shall not be concerned to see to the application or be answerable for the loss or misapplication of such sums.

9.3       For the purpose of clause 9.1 the ***.

9.4 For the avoidance of doubt, the provisions of clause 8 and schedule 8 shall not apply to this clause 9, other than paragraphs 6.3 and 6.5 of part 2 of schedule 8, which shall apply.

9.5 The Purchaser agrees and undertakes to the Warrantors to *** and further agrees in good faith to ***.

10.  PROTECTION OF GOODWILL

10.1      Covenants

          As further consideration for the Purchaser agreeing to purchase the Shares on the terms contained in this Agreement and with the intent of assuring to the Purchaser the full benefit and value of the goodwill and connections of the Group and as a constituent part of the sale of the Shares, each of Nicholas Woods, Clive Reay-Young, Jennifer Garman and Simon Mifsud (the "Covenantors") hereby undertake to the Purchaser (contracting for itself and on behalf of each Company and of each of the Subsidiaries) that (except whilst an employee of the Group acting in that capacity or with the written consent of the Purchaser) they shall not whether on their own behalf or with or on behalf of any person and whether directly or indirectly by any person or business controlled by them or any Connected Person:

          10.1.1 in the period from Completion to the date falling three years after Completion, carry on or be employed, engaged, concerned, interested or in any way assist within the United Kingdom in any business which may in any way be in competition with all or part of the Business provided that nothing in this sub-clause 10.1.1 shall prevent the Covenantors from holding for investment purposes only any units of an authorised unit trust and/or not more than five
                    (5) per cent. of any class of the issued share or loan capital of any company quoted on a recognised investment exchange (as defined in the Financial Services and Markets Act 2000);

          10.1.2 in the period from Completion to the date falling three years after Completion, canvass, solicit or approach or cause to be canvassed, solicited or approached (in relation to a business which may in any way compete with all or part of the Business) the custom of any person who at any time during the 12 months preceding Completion shall have been a client or customer of the Company or of any of the Subsidiaries;

          10.1.3 in the period from Completion to the date falling three years after Completion, interfere or seek to interfere or take such steps as may interfere with supplies to the Company and/or any of the Subsidiaries from any suppliers who shall have been supplying goods or services to the Company or to any of the Subsidiaries for use in connection with the Business at any time during the period of 12 months prior to the date of Completion;

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                                       21

          10.1.4 in the period from Completion to the date falling three years after Completion, offer employment to or employ or offer to conclude any contract of services with senior employees of the Company or of any of the Subsidiaries employed in the capacity of director or manager of any technical, IT, financial, sales, marketing, business development or other managerial role with a view to using the knowledge or skills of such person in connection with any business which is intended to be competitive with the Business or procure or facilitate the making of such an offer by any person, firm or company or entice or endeavour to entice any such employees of the Company or of any of the Subsidiaries to terminate their employment with the Company or any of the Subsidiaries;

          10.1.5 at any time after Completion use as a trade or business name or mark or carry on a business under a title containing the word "Atlantech" or any other word(s) which is deliberately calculated to resemble the same; or

          10.1.6 at any time after Completion disclose to any person whatsoever or use to the detriment of the Company or any Subsidiary or otherwise make use of, or through any failure to exercise all due care and diligence cause any unauthorised use of, any Confidential Information including Know-How relating or belonging to the Company or to any of the Subsidiaries or in respect of which the Company or any of the Subsidiaries is bound by an obligation of confidence to a third party save as required by law or by any court of competent jurisdiction.

          Each undertaking contained in this sub-clause 10.1 shall be read and construed independently of the other undertakings herein as an entirely separate and severable undertaking.

10.2      Severability of covenants

          Whilst the undertakings in sub-clause 10.1 are considered by the parties to be reasonable in all the circumstances, if any one or more should for any reason be held to be invalid but would have been held to be valid if part of the wording thereof was deleted or the period thereof reduced or the range of activities or area covered thereby reduced in scope, the said undertakings shall apply with the minimum modifications necessary to make them valid and effective.

10.3      Information in the public domain

          The restriction contained in sub-clause 10.1.6 shall not extend to any confidential or secret information which may come into the public domain otherwise than through the default of the Warrantors.

11.  ANNOUNCEMENTS

11.1      Restrictions on announcements

          Each Vendor severally agrees that no press conference, announcement or other communication concerning Confidential Information or the transactions referred to in this Agreement, or in connection with the Group or otherwise relating to the financial condition or trading or financial prospects of the Group, shall be made or despatched by such Vendor or his agents, employees or advisers to any third party without the prior written consent of the Purchaser save as may be required by any:

          11.1.1    law; or

          11.1.2    existing contractual arrangements;

          provided such communication shall be made only after consultation with the Purchaser.

11.2      Time limit

          The restrictions contained in this clause 11 shall continue to apply after Completion without limit in time.

12.  FURTHER ASSURANCE

          The Warrantors shall, from time to time on being required to do so by the Purchaser, now or at any time in the future, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Purchaser as the Purchaser may reasonably consider necessary for giving full effect to this Agreement and securing to the Purchaser the full benefit of the rights, powers and remedies conferred upon the Purchaser in this Agreement.

13.  ASSIGNMENT

13.1      Limited assignment

          No party may assign the benefit of this Agreement whether absolutely or by way of security except (in the case of the Purchaser only) by way of an absolute assignment to an Affiliate, provided always that
          (a) such assignee executes a deed of adherence to this Agreement in a form reasonably satisfactory to the Warrantors, (b) if such assignee ceases to be an Affiliate of the Purchaser it shall forthwith execute an assignment to an Affiliate of the Purchaser and (c) the Vendors' liabilities under this Agreement are not thereby increased; save that a party may assign such benefit absolutely or by way of security to a person (other than to an Affiliate of the Purchaser as aforesaid) with the prior consent in writing of the other parties, such consent not to be unreasonably withheld or delayed and any purported assignment in contravention of this clause shall be ineffective.

13.2      Successors in title

          Subject to sub-clause 13.1, this Agreement shall be binding upon and enure for the benefit of the personal representatives and assigns and successors in title of each of the parties and references to the parties shall be construed accordingly.

14.  ENTIRE AGREEMENT: REMEDIES

14.1      Entire agreement

          This Agreement and the documents referred to herein as being in the agreed terms constitutes the whole and only agreement between the parties relating to the subject matter hereof and supersedes and extinguishes any prior drafts, previous agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing between the parties, in connection with the subject matter hereof.

14.2      Remedies

          The rights of any party under this Agreement are, except where otherwise stated, independent, cumulative and without prejudice to all other rights available to it whether as a matter of common law, statute, custom or otherwise.

14.3      Non-exclusion of fraud

          Nothing in this Agreement, the Tax Deed or in any other document referred to herein shall be read or construed as excluding any liability or remedy as a result of fraud.

15.  WAIVER, VARIATION AND RELEASE

15.1      No waiver by omission, delay or partial exercise

          No omission to exercise or delay in exercising on the part of any party to this Agreement any right, power or remedy provided by law or under this Agreement shall constitute a waiver of such right, power or remedy or any other right, power or remedy or impair such right, power or remedy. No single or partial exercise of any such right, power or remedy shall preclude or impair any other or further exercise thereof or the exercise of any other right, power or remedy provided by law or under this Agreement.

15.2      Specific waivers to be in writing

          Any waiver of any right, power or remedy under this Agreement must be in writing and may be given subject to any conditions thought fit by the grantor. Unless otherwise expressly stated, any waiver shall be effective only in the instance and only for the purpose for which it is given.

15.3      Variations to be in writing

          No variation to this Agreement shall be of any effect unless it is agreed in writing and signed by or on behalf of each party.

16.  COSTS AND EXPENSES

16.1      Payment of costs

          16.1.1 Subject to clause 16.1.2 and save as otherwise stated in this Agreement, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and other agreements forming part of the transaction.

          16.1.2 The Purchaser shall, upon delivery of copy invoices to demonstrate the amount of fees incurred by the Warrantors in connection with the transaction contemplated by this Agreement,***.

16.2      Company and Subsidiaries to pay no costs

          For the avoidance of doubt, neither the Company nor any of the Subsidiaries shall pay any legal or other professional charges and expenses in connection with any investigation of the affairs of the Group or the negotiation, preparation, execution and carrying into effect of this Agreement.

17.  PAYMENTS

          Save as envisaged in clause 7.5, all payments to be made under this Agreement shall be made in full without any set-off or counterclaim and free from any deduction or withholding save as

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                                       24
          may be required by law in which event such deduction or withholding shall not exceed the minimum amount which it is required by law to deduct or withhold and the payer will simultaneously pay to the payee such additional amounts as will result in the receipt by the payee of a net amount equal to the full amount which would otherwise have been receivable had no such deduction or withholding been required save that in the case of a payment by a Warrantor or Vendor in respect of a Claim any such deduction or withholding shall be treated as having already been taken into account in the quantification of damages pursuant to such Claim and provided always that in any event each Warrantor's and each Vendor's liability in respect of this clause, when aggregated with all other payments made by that Warrantor or Vendor under this Agreement and the Tax Deed, will not exceed the amount of Provisional Consideration received by him/her as set out opposite his/her name in column (E) of schedule 1.

18.  NOTICES

18.1      Form of notices

          Any communication to be given in connection with the matters contemplated by this Agreement shall except where expressly provided otherwise be in writing and shall either be delivered by courier post or facsimile transmission.

18.2      Address and facsimile

          Such communication shall be sent to the address of the relevant party referred to in this Agreement or the facsimile number set out below or to such other address or facsimile number as may previously have been communicated to the other party in accordance with this clause. Each communication shall be marked for the attention of the relevant person.

          (a) Vendors /Warrantors- facsimile number ***. For the attention of Nicholas Woods (copied to DLA on facsimile number *** for the attention of David Glover).

          (b) Purchaser - facsimile number 001 408 530 9143. For the attention of the General Counsel.

          (c) Guarantor - facsimile number 001 408 530 9143. For the attention of the General Counsel.

          And in the case of each of (b) and (c) above, copies to Latham & Watkins, attention Mike Hall of facsimile number 001 650 463 2600.

18.3      Deemed time of service

          A communication shall be deemed to have been served:

          18.3.1 if delivered by courier at the address referred to in sub-clause 18.2, at the time of delivery; and

          18.3.2 if sent by facsimile to the number referred to in sub-clause 18.2, at the time of completion of transmission by the sender.

          If a communication would otherwise be deemed to have been delivered outside normal business hours (being 9:30 a.m. to 5:30 p.m. on a Business Day) in the time zone of the
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                                       25
          territory of the recipient under the preceding provisions of this clause, it shall be deemed to have been delivered at the next opening of such business hours in the territory of the recipient.

18.4      Proof of service

          In proving service of the communication, it shall be sufficient to show that delivery by courier was made or that the facsimile was despatched and a confirmatory transmission report received.

18.5      Change of details

          A party may notify the other parties to this Agreement of a change to its name, relevant person, address or facsimile number for the purposes of sub-clause 18.1 provided that such notification shall only be effective on:

          18.5.1 the date specified in the notification as the date on which the change is to take place; or

          18.5.2 if no date is specified or the date specified is less than five clear Business Days after the date on which notice is deemed to have been served, the date falling five clear Business Days after notice of any such change is deemed to have been given.

18.6      Non-applicability to Proceedings

          For the avoidance of doubt, the parties agree that the provisions of this clause 18 shall not apply in relation to the service of any writ, summons, order, judgment or other document relating to or in connection with any Proceedings.

19.  COUNTERPARTS

19.1      Execution in counterparts

          This Agreement may be executed in any number of counterparts and by the parties on different counterparts, but shall not be effective until each party has executed at least one counterpart.

19.2      One agreement

          Each counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same agreement.

20.  INVALIDITY

          Each of the provisions of this Agreement is severable. If any such provision is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity or enforceability in that jurisdiction of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

21.  AGREEMENT TO CONTINUE IN FULL FORCE AND EFFECT

          This Agreement together with the Tax Deed shall, to the extent that it remains to be performed, continue in full force and effect notwithstanding Completion.

22.  CONFIDENTIALITY

22.1      Prohibition on disclosure

          The Warrantors each hereby undertake with the Purchaser that they shall both during and after the term of this Agreement preserve the confidentiality of, and not directly or indirectly reveal, report, publish, disclose or transfer or use for their own or any other purposes Confidential Information except:

          22.1.1    in the circumstances set out in sub-clause 22.2 below;

          22.1.2 to the extent otherwise expressly permitted by this Agreement; or

          22.1.3 with the prior consent in writing of the party to whose affairs such Confidential Information relates.

22.2      Permitted disclosures

          The circumstances referred to in sub-clause 22.1.1 above are:

          22.2.1 where the Confidential Information, before it is furnished to the Warrantors, is in the public domain;

          22.2.2 where the Confidential Information, after it is furnished to the Warrantors, enters the public domain otherwise than as a result of (i) a breach by the Warrantors of their obligations in this clause 22 or (ii) a breach by the person who disclosed that Confidential Information of a confidentiality obligation and the Warrantors are aware of such breach;

          22.2.3 if and to the extent the Warrantors makes disclosure of the Confidential Information to any person in compliance with any requirement of law provided that any such information disclosable shall be disclosed only to the extent required by law and only after consultation with the Purchaser.

22.3      No time limit

          The restrictions contained in this clause shall continue to apply after Completion without limit in time.

22.4 The Purchaser agrees and undertakes that, in so far as it is able under law, it shall, in circumstances where public disclosure of this Agreement is required under regulation, endeavour to limit any disclosure of and keep confidential provisions of this Agreement relating to ***.

23.  GUARANTEE

23.1 In consideration of the Vendors' obligations under this Agreement, the Guarantor unconditionally and irrevocably guarantees to the Vendors the due and punctual performance by the Purchaser of the Purchaser's obligations under or pursuant to this agreement and the Tax Deed ("Guaranteed Obligations") and agrees to indemnify the Vendors against all losses, damages, costs and expenses (including reasonable legal costs and expenses) which the Vendors may suffer or incur arising directly from any breach by the Purchaser of the Guaranteed Obligations.

23.2 The Guarantor shall not in any way or to any extent be released from its obligations under this agreement by reason of any time or other indulgence, waiver, release or discharge granted by

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                                       27
          the Vendors to the Purchaser or to any third party or by the acceptance of any composition from or the making of any arrangement with the Purchaser or any third party or any circumstances or any provision or rule of law, whether statutory or otherwise, affecting or preventing recovery from the Purchaser of any sum due or rendering any debt, obligation or liability of the Purchaser void or unenforceable and which but for this provision might operate to exonerate or discharge the Guarantor from its obligations to the Vendors under this agreement and/or the Tax Deed, and this guarantee shall continue in force until the Purchaser or the Guarantor on its behalf shall have fully performed and discharged all the Guaranteed Obligations. Any settlement or discharge between the Vendors and the Purchaser shall be subject to the condition that no security or payment to the Vendors by the Purchaser or any third party shall be avoided or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being and from time to time in force.

23.3 Without prejudice to the rights of the Vendors against the Purchaser as principal debtor, the Guarantor shall as between the Vendors and the Guarantor be deemed principal debtor in respect of the Guaranteed Obligations and not merely a surety and accordingly it shall not be necessary for the Vendors before seeking to enforce this guarantee to seek to enforce any security or lien they may hold from the Purchaser or any third party or otherwise to take any steps or proceedings against the Purchaser.

24.  GOVERNING LAW AND JURISDICTION

24.1      English law

          This Agreement shall be governed by and construed in accordance with English law.

24.2      Courts of England and Wales

          24.2.1 The parties to this Agreement irrevocably agree that the courts of England shall have non-exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any Proceedings may be brought in such courts.

          24.2.2 The submission to the jurisdiction of the English courts referred to in clause 24.2.1 above shall not (and shall not be construed so as to) limit the right of any party to take any action or proceedings which may arise out of or in connection with this Agreement in any other court of competent jurisdiction (including without limitation in the United Sates of America) nor shall the taking of proceedings in the English courts preclude the taking of any such action or proceedings in any other court of competent jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

24.3      The Purchaser and the Guarantor hereby appoint Latham & Watkins (Attn:
          Michael Bond) of 99 Bishopsgate, London EC2M 3XF to accept service on their behalf of any proceedings which may be commenced pursuant to this clause in the courts of England.

24.4 Each of the parties hereby irrevocably waives any objection which they might now or hereafter have to the courts referred to in this clause 24 being nominated as the forum to hear and determine any proceedings and to settle any disputes and agree not to claim that any such court is not a convenient or appropriate forum.

24.5 A person who is not a party to this Agreement shall have no right under the Contracts (Right of Third Parties) Act 1999 to enforce any of its terms.

          EXECUTED AS A DEED by the hands of the parties or their duly authorised representatives on the date first appearing at the head of this Agreement.

                                   SCHEDULE 1

                                   THE VENDORS

-----------------------------------------------------------------------------------------------------------------------------
            (A)                     (B)              (C)            (D)              (E)             (F)             (G)

           VENDOR                   ***              ***            ***           Provisional        ***             ***
                                                                                 Consideration
                                                                                    [Pound]
-----------------------------------------------------------------------------------------------------------------------------
***                           ***              ***              ***           ***                 ***           ***
-----------------------------------------------------------------------------------------------------------------------------
***                           ***              ***              ***           ***                 ***           ***
-----------------------------------------------------------------------------------------------------------------------------
***                           ***              ***              ***           ***                 ***           ***
-----------------------------------------------------------------------------------------------------------------------------
Mrs. J. Garman                ***              ***              ***           ***                 ***           ***
***
-----------------------------------------------------------------------------------------------------------------------------
***                           ***              ***              ***           ***                 ***           ***
-----------------------------------------------------------------------------------------------------------------------------
***                           ***              ***              ***           ***                 ***           ***
-----------------------------------------------------------------------------------------------------------------------------
Mr. CB Reay-Young             ***              ***              ***           ***                 ***           ***
***
-----------------------------------------------------------------------------------------------------------------------------
Nicholas Woods                ***              ***              ***           ***                 ***           ***
***
-----------------------------------------------------------------------------------------------------------------------------
Simon Mifsud                  ***              ***              ***           ***                 ***           ***
***
-----------------------------------------------------------------------------------------------------------------------------
***                           ***              ***              ***           ***                 ***           ***
-----------------------------------------------------------------------------------------------------------------------------
                              ***              ***              ***           ***
-----------------------------------------------------------------------------------------------------------------------------

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                                       30

                                   SCHEDULE 2

                                  THE COMPANIES

A.  ATLANTECH MEDICAL DEVICES LIMITED

Registered Number:                        3071270

Registered Office:                        Atlantech House, Freemans Way,
                                          Harrogate Business Park, Harrogate,
                                          North Yorkshire HG3 1DH

Date and place of incorporation:          22 June 1995, UK

Secretary:                                Jennifer Maureen Garman

VAT Number:                               664743216

Tax District and Reference Number:        318/A624 Harrogate

Accounting Reference Date:                31 December

Auditors:                                 Brown Butler, Yorkshire Bank Chambers,
                                          Infirmary Street, Leeds LS1 2JT

Solicitors:                               DLA,   Victoria   Square   House,
                                          Victoria Square,
                                          Birmingham B2 4DL

Authorised Share Capital:                 (pound)50,000

Issued and fully paid-up Share Capital:   (pound)19,899 consisting of 15,678
                                          ordinary "A" shares of (pound)1 each
                                          and 4,221 ordinary "B" shares of
                                          (pound)1 each

Loan Capital:                             None

Directors:                                Jennifer Garman
                                          ***

                                          Clive Reay-Young
                                          ***

                                          Nicholas Woods
                                          ***

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.  ATLANTECH MEDICAL DEVICES (UK) LIMITED

Registered Number:                        3156447

Registered Office:                        Atlantech House, Freemans Way,
                                          Harrogate Business Park, Harrogate,
                                          North Yorkshire HG3 1DH
Date and place of incorporation:          1 February 1996, UK

Secretary:                                Jennifer Maureen Garman

VAT Number:                               664813713

Tax District and Reference Number:        318/A648 Harrogate

Accounting Reference Date:                30 September

Auditors:                                 Brown Butler, Yorkshire Bank Chambers,
                                          Infirmary Street, Leeds LS1 2JT

Solicitors:                               DLA, Victoria Square House, Victoria
                                          Square,Birmingham B2 4DL

Authorised Share Capital:                 (pound)200

Issued and fully paid-up Share Capital:   (pound)160 consisting of 160 ordinary
                                          shares of (pound)1 each

Loan Capital:                             None

Directors:                                Jennifer Garman
                                          ***

                                          Simon Mifsud
                                          ***

                                          Clive Reay-Young
                                          ***

                                          Nicholas Woods
                                          ***

                                 THE SUBSIDIARY

A.  Atlantech Medical Devices, (USA) Inc.

    Registered Number: P01000052983 Registered office: c/o James Schneider, Atlas Pearlman, P.A., 350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301

    Date and place of incorporation: Florida, 29 May 2001

    Authorised share capital: $100 (divided into 100,000 shares of $0.001 each).

    Issued and fully paid-up share capital: $100

    Directors: Nicholas Woods, Jennifer Garman and Clive Reay-Young

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                            THE ASSOCIATED COMPANIES

A.  Atlantech Italia Srl

    Registered number: 03207310966

    Registered office: Via L. Manara, 4, 20059 Vimercate (MI), Italy

    Date and place of incorporation: Monza, Milan on 26 July 2002

    ***

    ***

    Directors: Dr Pier Alfeo Zanotti Cavazzoni (sole director)

B.  Atlantech Medizinsche Produckte GmbH

    Registered number: FN 182571

    Registered office: Kaufmannstrasse 16, 6020 Innsbruck

    Date and place of incorporation: Innsbruck, 3 May 1999

    ***

    Directors:  Gunter Ruhr, Clive Reay-Young

                                   INVESTMENTS

A.  ***

B.  ***

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                                       33

                                   SCHEDULE 3

                                 THE WARRANTIES

          Note that under clause 1.10 references in this schedule 3 to the Company shall be deemed to apply to each of the Companies and each of them severally.

                                     PART 1

                               GENERAL WARRANTIES

1.        Preliminary

1.1       Information

          The facts set out in the recitals and schedules 1, 2 and 4 and all information contained in the Disclosure Documents are true and accurate and not misleading. There is no fact or matter which has not been disclosed which renders any such information untrue, inaccurate or misleading in any material respect.

1.2       Power to contract

          Each Warrantor has full power to enter into and perform this Agreement and the Tax Deed respectively and this Agreement constitutes, and the Tax Deed when executed will constitute, binding obligations on each Warrantor in accordance with their terms.

2.        The Company

2.1       Memorandum and articles of association

          The copy of the memorandum and articles of association of the Company which is comprised in the Disclosure Documents is true and complete in all respects and has embodied in it or annexed to it a copy of every such resolution and agreement as is referred to in section 380(4), CA 85 and the Company has at all times carried on its business and affairs in all material respects in accordance with its memorandum and articles of association and all such resolutions and agreements.

2.2       Statutory returns

          The Company has complied in all material respects with the provisions of the Companies Acts and all returns, particulars, resolutions and other documents required to be filed with or delivered to the Registrar of Companies or to any other applicable regulatory or governmental authority by the Company have been correctly and properly prepared in all material respects and so filed or delivered.

2.3       Share capital

          2.3.1 The Shares constitute the whole of the issued share capital of the Company. There is no Encumbrance or any form of agreement (including conversion rights and rights of pre-emption) on, over or affecting the Shares or any unissued shares, debentures or other securities of the Company and there is no agreement or commitment to give or create any of the foregoing. No claim has been made by any person to be entitled to any of the foregoing and no person has the right (exercisable now or in the future and whether contingent or not) to call for the issue of any share or loan capital of the Company under any of the foregoing. The Warrantors are entitled to sell and transfer the Shares to the Purchaser with full title guarantee and otherwise on the terms set out in this Agreement.

          2.3.2     The Company has not at any time:

                    (a) repaid, redeemed or purchased (or agreed to repay, redeem or purchase) any of its own shares, or otherwise reduced (or agreed to reduce) its issued share capital or any class of it or capitalised (or agreed to capitalise) in the form of shares, debentures or other securities or in paying up any amounts unpaid on any shares, debentures or other securities, any profits or reserves of any class or description or passed (or agreed to pass) any resolution to do so; or

                    (b) directly or indirectly provided any financial assistance for the purpose of the acquisition of shares in the Company or any holding company of the Company or for the purpose of reducing or discharging any liability incurred in such an acquisition whether pursuant to sections 155 and 156, CA 85 or otherwise.

2.4       Solvency

          The Company has not stopped payment and is not insolvent nor unable to pay its debts according to section 123, Insolvency Act 1986. No order has ever been made or petition presented or resolution passed for the winding up of the Company and no distress, execution or other process has ever been levied on any of its assets. No administrative or other receiver has been appointed by any person over the business or assets of the Company or any part thereof, nor has any order been made or petition presented for the appointment of an administrator in respect of the Company.

3.        Connected business

3.1       Subsidiaries, Associated Companies and Investments

          3.1.1 The shares in the Subsidiaries, the Associated Companies and Investments are held by Atlantech (or, in the case of Biocomposites, by Grindco 268 Limited) free from all Encumbrances and with all rights now or hereafter attaching thereto.

          3.1.2 No Group company is under any obligation of any kind to further acquire or subscribe shares or securities in any company or other entity or make any funding or financial contribution to any company or other entity nor is it party to any agreement or arrangement (written or oral) in relation to any other Group company, other than in the ordinary course of business.

3.2       Connected transactions

          The Company:

          3.2.1 is not and has not agreed to become the holder or other owner of any class of any shares, debentures or other securities of any other body corporate (whether incorporated in the United Kingdom or elsewhere) other than the Subsidiaries and the Associated Companies or Investments;

          3.2.2 has not agreed to become a subsidiary of any other body corporate or under the control of any group of bodies corporate or consortium;

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          3.2.3     is not and has not agreed to become a member of any
                    partnership, joint venture, consortium or other unincorporated association other than a recognised trade association or agreement or arrangement for sharing commissions or other income;

          3.2.4 has no branch, place of business or substantial assets outside England and Wales or any permanent establishment (as that expression is defined in any relevant Order in Council made pursuant to section 788, ICTA 1988) in any country outside the United Kingdom; and

          3.2.5 save as otherwise disclosed pursuant to paragraphs 3.2.1 to 3.2.4, does not have any interest, legal or beneficial, in any shares or other capital or securities or otherwise howsoever in any other firm, company, association, venture or legal person or entity.

4.        Accounts

4.1       General

          The Accounts:

          4.1.1 were prepared in accordance with the requirements of all relevant statutes, with good accounting principles and practices generally accepted at the date hereof in the United Kingdom (including the Accounting Standards) on a basis consistent with the two preceding accounting periods of the Company;

          4.1.2 disclose a true and fair view of the assets, liabilities and state of affairs of the Company as at the relevant Balance Sheet Date and of its profits for the financial year ended on such date;

          4.1.3 to the extent required by the CA 85 and the relevant FRSs, contain provision or reserve for bad and doubtful debts, obsolescent or slow-moving stocks and for depreciation on fixed assets, which provision or reserve was when made adequate;

          4.1.4 to the extent required by CA 85 and the relevant FRSs, contain a note of all capital commitments of the Company at the Balance Sheet Date, which note was when made adequate, fair and not misleading;

          4.1.5 to the extent required by CA 85 and the relevant FRSs, disclose, note or provide for all material liabilities of the Company which were known, actual or contingent (including material contingent liabilities to customers and contingent liabilities for Taxation);

          4.1.6 the amount included in the Accounts in respect of work-in-progress and stock-in trade is reasonable and has been determined in accordance with SSAP 9; and

          4.1.7 to the extent required by CA 85 and all relevant FRSs, reflect all the fixed and loose plant and machinery, equipment, furniture, fittings and vehicles used by the Company at the Balance Sheet Date and none has been acquired for any consideration in excess of its net realisable value at the date of such acquisition or otherwise than by way of a bargain at arm's length.

4.2       Stock-in-trade and work-in-progress

          The basis of valuation for stock-in-trade and work-in-progress has remained in all material respects consistent with that adopted for the purpose of the Company's audited accounts in

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

          respect of the beginning and end of each of the accounting periods of the Company for the previous two financial years.

4.3       Profits

          The profits of the Company for the three years ended on the Balance Sheet Date as shown by the Accounts and by the audited accounts of the Company for the previous two years delivered to the Purchaser and the trend of profits shown by them have not (except as disclosed in them) been affected to a material extent by inconsistencies of accounting practices, by the inclusion of non-recurring items of income or expenditure, by transactions entered into otherwise than on normal commercial terms or by any other factors rendering such profits for all or any of such periods exceptionally high or low.

4.4       Books of account

          All accounts, books, ledgers, financial and other necessary records of whatsoever kind of the Company (including all invoices and other records required for VAT purposes):

          4.4.1 have been properly maintained in accordance with applicable law;

          4.4.2 do not as far as the Warrantors are aware contain or reflect any material inaccuracies or discrepancies.

4.5       Management Accounts of the Companies

          The Management Accounts have been prepared in accordance with accounting policies consistent with those used in preparation of the Accounts with all due care and on a basis consistent with the management accounts of the relevant Company prepared in the preceding year. The cumulative profits, assets and liabilities of the relevant Company stated in the Management accounts have not been knowingly or wilfully misstated.

5.        Post-Balance Sheet Date events

5.1       Since the Balance Sheet Date, the Company:

          5.1.1 has carried on its business in the ordinary and usual course and without entering into any transaction, assuming any liability or making any payment not provided for in the Accounts which is not in the ordinary course of business and without any interruption or material alteration in the nature, scope or manner of its business;

          5.1.2 has not experienced any material deterioration in its financial position or turnover or suffered any diminution of its assets by the wrongful act of any person and the Company has not had its business or profitability materially and adversely affected by the loss of any important customer or source of supply;

          5.1.3 has not acquired or disposed of or agreed to acquire or dispose of any material assets or assumed or incurred or agreed to assume or incur any material liabilities (actual or contingent) otherwise than in the ordinary course of business;

          5.1.4 has not declared, made or paid any dividend, bonus or other distribution of capital or income (whether a qualifying distribution or otherwise) and (excluding fluctuations in overdrawn current accounts with bankers) no loan or loan capital of the Company has been repaid in whole or in part or has become due or is liable to be declared due by reason of either service of a notice or lapse of time or otherwise howsoever;

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

          5.1.5 has not made any change to the remuneration, terms of employment, emoluments or pension benefits of any present or former director, officer or employee of the Company who on the Balance Sheet Date was entitled to remuneration in excess of (pound)15,000 per annum and has not appointed or employed any additional director, officer or employee entitled as aforesaid;

          5.1.6 has received payment in full of all debts owing to the Company shown in the Accounts (subject to any provision for bad and doubtful debts made in the Accounts), has not released any debts in whole or in part and has not written off debts in an amount exceeding (pound)15,000 in the aggregate;

          5.1.7 has not entered into contracts involving capital expenditure in an amount exceeding(pound)20,000 in the aggregate;

          5.1.8 has not become aware that any event has occurred which would entitle any third party to terminate any contract or any benefit enjoyed by it or call in any money before the normal due date therefor;

          5.1.9 has paid its creditors in accordance with the normal practice of the Company and no claims have been made or are pending under the Late Payment of Commercial Debts (Interest) Act 1998 and does not have any debts outstanding which are overdue for payment by more than eight weeks;

          5.1.10 has not borrowed or raised any money or taken any financial facility (except such short term borrowings from bankers as are within the amount of any overdraft facility which was available to the Company at the Balance Sheet Date) or since the Balance Sheet Date renegotiated or received any notice from any banker that such banker wishes to renegotiate any overdraft facility available to the Company at the Balance Sheet Date;

          5.1.11 has not made any change to its accounting reference date and no accounting period of the Company has ended since the Balance Sheet Date;

          5.1.12 (including any class of its members) has not passed any shareholders' resolution whether in general meeting or otherwise.

6.        Transactions with the Vendors, Directors and Connected Persons

6.1       Loans and debts

          There is not outstanding:

          6.1.1 any indebtedness or other liability (actual or contingent) owing by the Company to any Vendors or Director or any Connected Person or owing to the Company by any Vendors or Director or any Connected Person; or

          6.1.2 any guarantee or security for any such indebtedness or liability as aforesaid.

6.2       Arrangements with Connected Persons

          6.2.1 There is not outstanding, and there has not at any time during the last six years been outstanding, any agreement, arrangement or understanding (whether legally enforceable or not) to which the Company is a party and in which any Vendors, Affiliate of any Vendors, Director or former director of the Company or any Connected Person is or has been interested whether directly or indirectly.

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

          6.2.2 The Company is not a party to nor has its profits or financial position during the last six years been affected by any agreement or arrangement which is not entirely of an arm's length nature.

6.3       Competitive interests

          6.3.1 No Warrantors, Affiliate of any Warrantors, Director, former director of the Company nor any Connected Person, either individually, collectively or with any other person or persons, has any estate, right or interest, directly or indirectly, in any business other than that now carried on by the Company which is or is likely to be or become competitive with any aspect of the Business of the Company save as registered holder or other owner of any class of securities of any company if such class of securities is listed on any recognised investment exchange (as defined in the Financial Services and Markets Act 2000) and if such person (together with Connected Persons and Affiliates) holds or is otherwise interested in less than five % of such class of securities.

          6.3.2 None of the Warrantors either individually, collectively or with any other person or persons is interested in any way whatsoever in any Intellectual Property used and not wholly owned by the Company.

6.4       Benefits

          No Connected Person of any Vendors, Director or former director of the Company is entitled to or has claimed entitlement to any remuneration, compensation or other benefit from the Company.

7.        Finance

7.1       Borrowings

          Particulars of all money currently borrowed by the Company have been Disclosed. The total amount borrowed by the Company from any source does not exceed any limitation on its borrowing contained in the articles of association of the Company or in any debenture or loan stock trust deed or instrument or any other document executed by the Company and the amount borrowed by the Company from each of its bankers does not exceed the overdraft facility agreed with such banker. The Company has no outstanding loan capital.

7.2       Debts owed to the Company

          None of the Company nor the Warrantors considers any of the debts owing to the Company (but which are not yet due) to be irrecoverable in whole or in part. The Company does not own the benefit of any debt (whether present or future) other than debts which have accrued to it in the ordinary course of business.

7.3       Bank accounts

          7.3.1 Particulars of the balances on all the Company's bank accounts as at a date not more than three days before the date of this Agreement have been Disclosed and the Company has no other bank accounts. Since the date of such particulars there have been no payments out of any such bank accounts except for routine payments which have been Disclosed.

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

          7.3.2 All unpresented cheques drawn by the Company have been Disclosed and there are no such unpresented cheques drawn otherwise than in the normal course of business.

7.4       Financial facilities

          The Warrantors have Disclosed full details and true and correct copies of all documents relating to all debentures, acceptance lines, overdrafts, loans or other financial facilities outstanding or available to the Company and any Encumbrances provided for by such documents. As far as the Warrantors are aware, neither the Warrantors nor the Company have done anything whereby the continuance of any such facility or Encumbrance in full force and effect might be affected or prejudiced.

7.5       Grants

          Full details of all grants made to the Company in the last six years have been Disclosed. No act or transaction has been effected in consequence whereof the Company is or so far as the Warrantors are aware may be held liable to refund in whole or in part any investment grant, building grant or other such grant or loan received by virtue of any statute or in consequence whereof any such grant or loan for which application has been made by it will not or may not be paid or will or may be reduced.

7.6       Options and guarantees

          7.6.1 The Company is not responsible for the indebtedness of any other person nor party to any option or pre-emption right or any guarantee, suretyship or any other obligation (whatever called) to pay, purchase or provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities or the purchase of assets or services or otherwise) for the payment of, or as an indemnity against the consequence of default in the payment of, any indebtedness of any other person.

          7.6.2 No person other than the Company or a Subsidiary has given any guarantee of or security for any overdraft, loan or loan facility granted to the Company or any Subsidiary.

8.        The Properties

8.1       General

          8.1.1 The Properties comprise all the land and premises owned, controlled, used or occupied by the Company and all the rights or interests vested in the Company relating to any land and premises at the date hereof and the particulars set out in schedule 4 are true and accurate in all material respects and not misleading.

          8.1.2 The Company is not the original lessee of any land or premises other than the Properties and has not given a guarantee or entered into any direct covenant with a landlord or assignor of any land or premises other than the Properties.

          8.1.3 The Company has legal and beneficial title to each of the Properties.

          8.1.4 The Company has in its possession or unconditionally held to its order all the documents of title and other documents and papers relating to each of the Properties.

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

          8.1.5 The Properties, title deeds and documentation relating thereto, and all tenant's fixtures and fittings and plant, equipment and other chattels on the Properties, are not subject to any Encumbrance nor, so far as the Warrantors are aware, any overriding interest (as defined in section 70, Land Registration Act 1925) nor is there any person in possession or occupation of or who has or claims any right of any kind in respect of any of the Properties adversely to the estate, interest, right or title therein of the Company;

          8.1.6 So far as the Warrantors are aware, there are no rights, interests, covenants, restrictions, reservations, licences or easements or any disputes or outstanding notices (whether given by a landlord, a local authority or any other person) which adversely affect the Properties or the proper use and enjoyment of any of the Properties for the purpose of the business now being carried on at the Properties by the Company.

          8.1.7 There has been no dealing with any of the Properties otherwise than at arm's length and in particular no dealing at an undervalue which may give rise to a claim for improper stamping or setting aside.

          8.1.8 None of the Properties is subject to the payment of any outgoings other than the usual rates and taxes and the payments referred to in the lease or licence under which the Properties are held and all sums due to date in respect thereof have been paid.

          8.1.9     Each of the Properties:

                    (c) enjoys access and egress over roads and footpaths which, so far as the Warrantors are aware, have been adopted by the appropriate highway authority and are maintainable at the public expense;

                    (d) drains foul sewage and surface water to public sewers, is served by water, electricity, gas and telephone utilities and either the pipes, sewers, wires, cables, conduits and other conducting media serving the Properties connect directly to the mains without passing through land in the occupation or ownership of any third party or, if they do not, so far as the Warrantors are aware, each of the Properties has the benefit of all necessary easements and rights for the maintenance and use thereof and such rights are held on terms which do not entitle any person to terminate or curtail the same; and

                    (e) so far as the Warrantors are aware, has the benefit of all other easements and rights necessary for its proper use and enjoyment for the purposes of the business now being carried on at the Properties by the Company and such easements and rights are held on terms which do not entitle any person to terminate or curtail the same.

          8.1.10 The Company has not entered into any commitment (whether legally binding or not) and the Company is not party to any subsisting agreement with any person or company whereby a fee (including but not limited to an abort fee) will be paid to such person or company in respect of the management, use, development, letting or sale of any of the Properties.

          8.1.11 So far as the Warrantors are aware, there are no unpaid charges for the construction or adoption of any road or sewer or other service serving the Property.

8.2       Planning

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

          8.2.1 In relation to each of the Properties, its existing use is set out in Part 1 of schedule 4 ("Existing Use").

          8.2.2 So far as the Warrantors are aware, there are no lawfully enforceable restrictions or prohibitions contained in any planning permission for the Existing Use which restrict or prohibit the Existing Use of any of the Properties.

          8.2.3 So far as the Warrantors are aware, the Existing Use of each of the Properties is the permitted use under the Town and Country Planning legislation (which term includes the Town & Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990 and the Planning (Consequential Provisions) Act 1990) and is not a temporary or personal use.

          8.2.4 So far as the Warrantors are aware, all development carried out in relation to each of the Properties has been lawful and all necessary consents and permissions have been obtained for such development.

          8.2.5 So far as the Warrantors are aware, the consents and permissions referred to in paragraph 8.2.4 are valid, subsisting and unimpeachable and are also either unconditional or subject only to conditions which have been satisfied so that nothing further remains to be done thereunder.

          8.2.6 The Company has not received notice of any resolution, proposal or order made or contemplated for the compulsory acquisition of any of the Properties by the local or any other authority nor any outstanding order, notice or other requirement of any such authority that affects the Existing Use of any of the Properties or involves expenditure in compliance with it.

          8.2.7 No compensation has been received consequent upon a refusal of any planning permission affecting any of the Properties or the imposition of any restrictions in any such planning permission and no such planning permission is suspended.

8.3       Leasehold Properties

          8.3.1 Where any of the Properties is leasehold, particulars of each lease vested in the Company are set out in Part 3 of schedule 4 and in relation to each such lease:

                    (a) any consent necessary for the grant of the lease has been obtained and a copy of the consent is with the title deeds to the Property to which the lease relates;

                    (b) no rent reviews are or should be currently under negotiation or the subject of a reference to an expert or arbitrator or the courts;

                    (c) the receipt for the payment of rent which fell due immediately prior to the date hereof is unqualified;

                    (d) no notices of breaches of any covenants or conditions contained in the lease have been given or received on the part of either the landlord or the Company and the landlord has not refused to accept rent or made any complaint of breach of covenant;

                    (e) no alterations, improvements or additions have been made to the Property to which the lease relates since the grant of the lease or in respect of all such

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

                         alterations, improvements or additions made all necessary consents and approvals have first been obtained; and

                    (f) VAT is not chargeable on the rent or any other payment to be made under the lease and no election has been made by the landlord to waive exemption from VAT in respect of the lease.

8.4       Inferior leases

          The Company is in actual occupation of each of the Properties and no other person is or will be entitled to occupy or use any part or any of the Property.

8.5       Statutory compliance/environmental issues

          The Company has not received notice of any breach or allegation of any breach of the requirements of:

                    the Shops Act 1950 and 1965
                    the Clean Air Act 1993
                    the Construction (Design and Management) Regulations 1995 the Factories Act 1961
                    the Offices, Shops and Railway Premises Act 1963
                    the Fire Precautions Act 1971
                    the Health and Safety at Work etc. Act 1974
                    the Control of Pollution Act 1974
                    the Food and Environmental Protection Act 1985
                    the Planning (Hazardous Substances) Act 1990
                    the Environmental Protection Act 1990
                    the Water Resources Act 1991 the Water Industry Act 1991 the Radioactive Substances Act 1993 or the Public Health Acts or other legislation concerning health, safety or environmental matters or any regulations, orders, notices or directions made under any of such legislation which in any such case affect any of the Properties.

          8.5.1 Where required, a fire certificate has been issued in respect of each of the Properties and so far as the Warrantors are aware, each of the Properties complies in all respects with current fire regulations.

9.        Environmental

9.1       Compliance with Environmental Law

          So far as the Warrantors are aware, at all times during the period of occupation by the Company the Property (other than the premises at 19 Greenfield Avenue, Stourbridge) has been used, and at all times the Business has been conducted thereon, in all material respects in compliance with Environmental Law.

9.2       Environmental Liability

          There are no events, states of affairs, conditions, circumstances, activities, practices, incidents, or actions (including the generation, use, treatment, storage, transport, deposit, disposal, discharge or management of Hazardous Matter) which, so far as the Warrantors are aware, have occurred or are occurring or have been or are in existence at, in, under or about the Property (other than the premises at 19 Greenfield Avenue, Stourbridge) at all times during the period of occupation of the Property by the Company or in or about the conduct of the Business by the Company which will give rise to Environmental Liability.

9.3       Notice of claims

          At no time has the Company received any notice, claim or other communication alleging any actual or potential Environmental Liability.

10.       Other assets

10.1      Title

          10.1.1 The Company has Legal and Beneficial Title to all assets of the Company which are included in the Accounts or have otherwise been represented as being the property of the Company or which were at the Balance Sheet Date used or held for the purposes of its business and (except for assets disposed of or realised by the Company in the ordinary course of business) the Company retains such title to all such assets free from any Encumbrance, hire or hire purchase agreement or leasing agreement or agreement for payment on deferred terms and all such assets are in the possession and control of the Company and are sited within the United Kingdom.

          10.1.2 The Company has not acquired or agreed to acquire any material asset on terms that title to such asset does not pass to the Company until full payment is made.

10.2      Encumbrances

          The Company has Legal and Beneficial Title to all assets which have been acquired by the Company since the Balance Sheet Date and (except for assets disposed of or realised by the Company in the ordinary course of business) the same are in the possession and control of the Company and none is the subject of any Encumbrance nor has the Company created or agreed to create any Encumbrance or entered into any factoring arrangement, hire-purchase, conditional sale or credit sale agreement which has not been Disclosed and in respect of any such Encumbrance, arrangement or agreement so Disclosed there has been no default by the Company in the performance or observance of any of the provisions thereof.

10.3      Condition of assets

          The plant and machinery (including fixed plant and machinery) and all vehicles and office and other equipment shown in the Accounts or acquired since the Balance Sheet Date or otherwise used in connection with the Business which have not been disposed of in the ordinary course of business:

          10.3.1 are in reasonable repair and condition having regard to their age (and subject to fair wear and tear) and are regularly maintained and in satisfactory working order;

          10.3.2 are each capable of doing the work for which they were designed and/or purchased and so far as the Warrantors are aware will each be so capable (subject to fair wear and tear) during the period of time over which the value of such assets will be written down to nil in the accounts of the Company;

          and the vehicles owned by the Company are roadworthy and duly licensed for the purposes for which they are used.

10.4      Condition of stock

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

          The Company's stock-in-trade is in good condition and is capable of being sold by the Company in the ordinary course of business in accordance with its current price list without rebate or allowance to a purchaser.

10.5      Rental payments

          Rentals payable by the Company under any leasing, hire-purchase or other similar agreement to which it is a party are set out in the Disclosure Documents and have not been and as far as the Warrantors are aware are not likely to be increased.

11.       Insurance

11.1      Extent of insurance

          The Company is and has at all material times been, in the reasonable opinion of the Warrantors, adequately covered against all legal liability and risks normally insured against by such companies (including liability to employees or third parties for personal injury or loss or damage to property, product liability and loss of profit).

11.2      Premiums and claims

          Particulars of all policies of insurance of the Company now in force have been Disclosed and such particulars are true and correct and all premiums due on such policies have been duly paid and all such policies are valid and in force. So far as the Warrantors are aware there are no circumstances which might lead to any liability under such insurance being avoided by the insurers or the premiums being increased. There is no claim outstanding under any such policies and so far as the Warrantors are aware there are no circumstances likely to give rise to a claim.

12.       Litigation

12.1      Litigation and arbitration proceedings

          12.1.1 Save as plaintiff in the collection of debts (not exceeding (pound)5,000 in the aggregate) arising in the ordinary course of business, the Company is not now engaged in any litigation, arbitration or criminal proceedings and, so far as the Warrantors are aware, there are no lawsuits or arbitration proceedings pending or threatened by or against the Company or any person for whose acts or defaults the Company may be vicariously liable.

          12.1.2 The Company has not, in the last three years preceding the date of this Agreement, been involved in any litigation, arbitration, criminal proceedings or material dispute with any person who is or was a supplier or customer of importance to the Company or the Business, or where such litigation, arbitration, proceedings or dispute resulted in adverse publicity or loss of goodwill.

          12.1.3 So far as the Warrantors are aware, there is no matter or fact in existence which might give rise to any legal proceedings or arbitration involving the Company including any which might form the basis of any criminal prosecution against the Company.

12.2      Injunctions, etc.

          No injunction or order for specific performance has been granted against the Company.

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

12.3      Orders and judgments

          The Company is not subject to any order or judgment given by any court or governmental agency which is still in force and has not given any undertaking to any court or to any third party arising out of any legal proceedings.

13.       Licences

13.1      General

          The Company has all necessary licences (including statutory licences), permits, consents and authorities (public and private) for the proper and effective carrying on of the Business and in the manner in which the Business is now carried on and all such licences, permits, consents and authorities are valid and subsisting and the Warrantors know of no reason why any of them should be suspended, cancelled or revoked whether in connection with the sale to the Purchaser or otherwise and, so far as the Warrantors aware, there are no factors that might in any way prejudice the continuance or renewal of any of those licences, permits, consents or authorities and the Company is not restricted by contract from carrying on any activity in any part of the world.

13.2      Data Protection Act 1998

          13.2.1 Those members of the Group which are required to register under the Data Protection Act 1998 have registered or applied to register themselves under the Data Protection Act 1998 in respect of all registrable personal data held by them, and all due and requisite fees in respect of such registrations have been paid.

          13.2.2 The details contained in such registrations or applications are correct, proper and suitable for the purpose(s) for which the Company holds or uses the personal data which are the subject of them.

          13.2.3 So far as the Warrantors are aware, all personal data held by each member of the Group has been held in accordance with the data protection principles and there has been no unauthorised disclosure of such personal data.

14.       Trading

14.1      Tenders, etc.

          No offer, tender or the like is outstanding (the value of which to the Company could exceed (pound)50,000 in any year) which is capable of being converted into an obligation of the Company by an acceptance or other act of some other person.

14.2      Delegation of powers

          There are in force no powers of attorney given by the Company other than to the holder of an encumbrance solely to facilitate its enforcement nor any other authority (express, implied or ostensible) given by the Company to any person to enter into any contract or commitment or do anything on its behalf other than any authority of employees to enter into routine trading contracts in the normal course of their duties.

14.3      Consequence of acquisition of Shares by Purchaser

          The acquisition of the Shares by the Purchaser or compliance with the terms of this Agreement will not:

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          14.3.1    so far as the Warrantors are aware, cause the Company to
                    lose the benefit of any right or privilege it presently enjoys or cause any person who normally does business with the Company not to continue to do so on the same basis as previously;

          14.3.2 relieve any person of any obligation to the Company (whether contractual or otherwise) or legally entitle any person to determine any such obligation or any right or benefit enjoyed by the Company or to exercise any right whether under an agreement with or otherwise in respect of the Company;

          14.3.3 conflict with or result in the breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the Company is now a party or any loan to or mortgage created by the Company or of its memorandum or articles of association;

          14.3.4 result in any present or future indebtedness of the Company becoming due and payable or capable of being declared due and payable prior to its stated maturity; or

          14.3.5 entitle any person to receive from the Company any finder's fee, brokerage or other commission.

14.4      Guarantees and warranties

          The Company has not given any guarantee or warranty or made any representation in respect of articles or trading stock, sold or contracted to be sold by it, save for any warranty or guarantee implied by law and (save as aforesaid) has not accepted any liability or obligation to service, maintain, repair, take back or otherwise do or not do anything in respect of any articles or stock that would apply after any such article or stock has been delivered by it.

14.5      Fair trading, etc.

          So far as the Warrantors are aware, the Company is not and has not been party to or directly or indirectly concerned in any agreement, arrangement, understanding or practice (whether or not legally binding) or in the pursuit of any course of conduct which is:

          14.5.1 registrable under the RTPA or notifiable under the Competition Act 1998 or capable of giving rise to an investigation by the Director General of Fair Trading or a reference to the Monopolies and Mergers Commission;

          14.5.2 in contravention or breach of the EC Treaty, the Fair Trading Act 1973, the Consumer Credit Act 1974, the Resale Prices Act 1976, the Trade Descriptions Act 1968, the RTPA, the Competition Act 1980, the Consumer Protection Act 1987, the Competition Act 1998 or any regulations, orders, notices or directions made thereunder; or

          14.5.3 is otherwise registrable, unenforceable or void or renders the Company or any of its officers liable to administrative, civil or criminal proceedings under any anti-trust, trade regulation or similar legislation in any jurisdiction where the Company carries on business.

14.6      Restrictions on trading

          The Company is not and has not been a party to any agreement, arrangement, understanding or practice restricting the freedom of the Company to provide and take goods and services by such means and from and to such persons and into or from such place as it may from time to time think fit.

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14.7      Possession of records

          14.7.1 The Company does not have any of its records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held by any means (including any electronic, mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company.

14.8      Business names

          The Company does not use on its letterhead, books or vehicles or otherwise carry on the Business under any name other than its corporate name.

15.       Contracts

15.1      Onerous contracts

          There are no long term contracts (that is, contracts not terminable by the Company without penalty on six months' notice or less) or onerous or unusual or abnormal contracts (that is, contracts for material capital commitments or contracts differing from those in the ordinary course of business) binding upon the Company and no expenses or liabilities of a material amount have been incurred before the date of this Agreement by the Company otherwise than for the purpose of the Company's business.

15.2      Material contracts

          All contracts to which the Company is a party as are material have been Disclosed and the Company is not a party to or subject to any agreement, transaction, obligation, commitment, understanding, arrangement or liability which:

          15.2.1 other than in the case of ongoing sales and/or distribution agreements, is incapable of complete performance in accordance with its terms within six months after the date on which it was entered into or undertaken;

          15.2.2 was, at the time of entering into, known by the Warrantors or by the Company to be likely to result in a loss to the Company on completion of performance;

          15.2.3 cannot readily be fulfilled or performed by the Company on time and without undue or unusual expenditure of money and effort;

          15.2.4 involves obligations, restrictions, expenditure or receipts of an unusual, onerous or exceptional nature and not in the ordinary course of business;

          15.2.5 involves or is likely to involve the supply of goods by or to the Company (other than supplies from Atlantech to Atlantech UK) the aggregate sales value of which will represent in excess of five % of the turnover of the Company for the year ended on the Balance Sheet Date;

          15.2.6 requires the Company to pay any commission, finder's fee, royalty or the like; or

          15.2.7 is in any way otherwise than in the ordinary course of the Company's business.

15.3      Performance of contracts

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          15.3.1    The terms of all contracts of the Company have been complied with by the Company in all material respects and, so far as the Warrantors are aware, by the other parties to the contracts in all material respects and there are no circumstances likely to give rise to a default by the Company or, so far as the Warrantors are aware, by the other parties under any such contract.

          15.3.2 There are no outstanding claims, separately or in the aggregate, of material amounts, against the Company on the part of customers or other parties in respect of defects in quality or delays in delivery or completion of contracts or deficiencies of design or performance or otherwise relating to liability for goods or services sold or supplied by the Company and no such claims are threatened or anticipated and, as far as the Warrantors are aware, there is no matter or fact in existence in relation to goods or services currently sold or supplied by the Company which might give rise to the same.

          15.3.3 The Company has no knowledge of the invalidity of or grounds for rescission, avoidance or repudiation of any agreement or other transaction to which the Company is a party and has received no notice of any intention to terminate, repudiate or disclaim any such agreement or other transaction.

16.       Employees

16.1      Particulars of employees

          The particulars shown in the schedule of employees comprised in the Disclosure Documents are true and complete in all material respects and show in respect of each Director, officer and employee of the Company his date of birth, the date on which he commenced continuous employment with the Company for the purposes of ERA and all remuneration payable and other benefits provided or which the Company is bound to provide (whether now or in the future) to each such person and include full particulars of all remuneration arrangements (particularly profit sharing, incentive and bonus arrangements to which the Company is a party whether binding or not) and each Director, officer and employee of the Company is listed therein.

16.2      Service contracts

          There is no contract of service in force between the Company and any of its Directors, officers or employees which is not terminable by the Company without compensation (other than any compensation payable under Parts X and XI, ERA) on 12 weeks' notice given at any time or otherwise in accordance with section 86, ERA other than as Disclosed. There are no consultancy or management services agreements in existence between the Company and any other person, firm or company, and there are no agreements or other arrangements (binding or otherwise) between the Company or any employers' or trade association of which the Company is a member and any Trade Union. There are no outstanding pay negotiations with any employees or Trade Unions.

16.3      Benefits

          There are no amounts owing to present or former directors, officers or employees of the Company other than not more than one month's arrears of remuneration accrued or due or for reimbursement of business expenses incurred within a period of three months preceding the date of this Agreement and no moneys or benefits other than in respect of remuneration or emoluments of employment are payable to or for the benefit of any present or former director, officer or employee of the Company, nor any dependant of any present or former director, officer or employee of the Company.

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16.4      Liabilities and payments

          Save to the extent (if any) to which provision or allowance has been made in the Accounts:

          16.4.1 no liability is currently outstanding or, so far as the Warrantors are aware is anticipated, by the Company for breach of any contract of employment or for services or for severance payments or for redundancy payments or protective awards or for compensation for unfair dismissal or for failure to comply with any order for the reinstatement or re-engagement of any employee or for sex or race discrimination or for any other liability accruing from the termination or variation of any contract of employment or for services;

          16.4.2 no gratuitous payment is currently outstanding from the Company in connection with the actual or proposed termination, suspension or variation of any contract of employment or for services of any present or former director, officer or any dependant of any present or former director, officer or employee of the Company; and

          16.4.3 the Company has not agreed to make any payment to or provided or agreed to provide any benefit for any present or former director, officer or employee of the Company, which is currently outstanding.

16.5      Relevant legislation

          16.5.1 The Company has in relation to each of its employees (and so far as relevant to each of its former employees) complied with:

                    (g) all obligations imposed on it by all relevant statutes, regulations and codes of conduct and practice (including, without limitation, Health and Safety at Work etc. Act 1974 and the Working Time Regulations
                         1998) affecting its employment of any persons and all relevant orders and awards made thereunder and has maintained all necessary records regarding the service, terms and conditions of employment of each of its employees; and

                    (h) all collective agreements, recognition agreements and customs and practices for the time being affecting its employees or their conditions of service.

          16.5.2 There is no liability or claim against the Company outstanding or anticipated under the Equal Pay Act 1970, the Sex Discrimination Acts 1975 and 1986, the Race Relations Act 1976, the ERA, TUPE, TULRCA or the Trade Union Reform and Employment Rights Act 1993.

16.6      Termination of employment

          No present director, officer or employee of the Company has given or received notice terminating his employment and Completion of this Agreement will not entitle any employee to terminate his employment or trigger any entitlement to a severance payment or liquidated damages.

16.7      Share and other schemes

          The Company does not have in existence nor is it proposing to introduce, and none of its directors, officers or employees participate in (whether or not established by the Company) any employee share trust, share incentive scheme, share option scheme or profit sharing scheme for the benefit of all or any of its present or former directors, officers or employees or

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

          the dependants of any of such persons or any scheme whereunder any present or former director, officer or employee of the Company is entitled to a commission or remuneration of any other sort calculated by reference to the whole or part of the turnover, profits or sales of the Company or any other person, firm or company including any profit-related pay scheme established under Chapter III, Part V, ICTA 1988.

16.8      Disputes and claims

          16.8.1 No dispute exists (nor are the Warrantors aware of any circumstances which may lead to any dispute) between the Company and a material number or category of its employees or any Trade Union(s) or Works Council and so far as the Warrantors are aware there are no wage or other claims outstanding against the Company by any person who is now or has been a director, officer or employee of the Company.

          16.8.2 The Company has not had during the last three years any strike, work stoppages, slowdown or work-to-rule by its employees or lock-out, nor, so far as the Warrantors are aware, is any anticipated, which has caused, or is likely to cause, the Company to be materially incapable of carrying on its business in the normal and ordinary course.

16.9      Transfer of undertakings

          The Company has not been a party to any relevant transfer as defined in TUPE nor has the Company failed to comply with any duty to inform and consult any Trade Union under the said regulations within the period of one year preceding the date of this Agreement.

16.10     Agreements with Trade Unions

          The Company is not a party to any agreement or arrangement with or commitment to any trade unions or staff association nor are any of its employees members of any trades union or staff association.

17.       Pension Schemes

17.1 Save for the Atlantech Medical Devices Limited Retirement Benefits Scheme ("the SSAS") and the Clerical Medical Group Stakeholder Pension Plan ("the Stakeholder"), there is not in operation any arrangement for the provision of, and the Companies are not paying or contributing towards, nor are they under any moral or legal liability or contingent liability to pay or secure, any pension or other benefit on retirement, resignation, dismissal, death, sickness or disability or on the attainment of a specified age or the completion of a specified number of years of service for the benefit of any of the Employees or any dependant of an Employee; and the Companies have not undertaken to make any ex gratia payment to or in respect of any of the Employees.

17.2      As regards the SSAS:

          17.2.1 complete and accurate details of the SSAS (including all documentation, benefit structures, augmentations and funding details) have been Disclosed;

          17.2.2 all benefits under the SSAS (other than those which are fully insured) are provided on a money purchase basis and there is no obligation (other than in the case of those benefits which are fully insured) to provide any specified level of benefits;

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

          17.2.3 the identities of those of the Employees who are members of the SSAS or of persons who have any rights under the SSAS in respect of any of the Employees have been Disclosed;

          17.2.4 as at Completion, all contributions due to be paid in respect of the SSAS by the Companies have been duly paid;

          17.2.5 all premiums by way of insurance which are payable in respect of the SSAS by the Companies or by the trustees or other administrators of the SSAS have been duly paid and full details of the insurance policies or contracts concerned have been Disclosed;

          17.2.6 all benefits (other than refunds of contributions) payable under the SSAS on the death of any person or during periods of sickness or disability are as at Completion fully insured under a policy effected with an insurance company of good repute and there is no reason why the relevant policies cannot be continued on the same terms following Completion;

          17.2.7 all consultancy, legal and other fees, charges or expenses in relation to the SSAS have been paid and no services have been rendered in respect of which an account or other invoice has not been rendered;

          17.2.8 no legal proceedings in connection with the SSAS are pending, threatened or expected (including any complaint to the Pensions Ombudsman) and there is no fact or circumstance likely to give rise to any such proceedings;

          17.2.9 the SSAS has been administered in accordance with the provisions of the SSAS and has been administered in accordance with and comply with all applicable legislation, regulatory requirements and the general requirements of trust law, and (without limitation to the foregoing) -

                    (a) the SSAS does not and has not directly or indirectly discriminated between male and female employees as regards eligibility, the rate of contributions or the benefits to be provided in any way which is contrary to
                         Article 141 of the Treaty of Rome or any UK Statute;
                         and

                    (b) neither the trustees of the SSAS nor the Companies have engaged or currently engage in any activity in relation to the SSAS which would require any of them to be authorised for the purposes of the Financial Services and Markets Act 2000;

          17.2.10 the SSAS is an exempt approved scheme within the meaning of Chapter IV Part I of the Income and Corporation Taxes Act 1988 and there is no reason why such approval may be withdrawn; and

          17.2.11 a contracting out certificate under the Pension Schemes Act 1993 is in force covering the employments of all Employees who are members of the SSAS and there is no reason why such a certificate may be cancelled.

17.3      As regards the Stakeholder:

          17.3.1 all benefits under the Stakeholder (other than those which are fully insured) are provided on a money purchase basis and there is no obligation (other than in the case of those benefits which are fully insured) to provide any specified level of benefits. Contributions made by the Companies in respect of the Stakeholder do not

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                    exceed the permitted maximum as defined in section 638 of
                    the Income and Corporation Taxes Act;

          17.3.2 the Companies have at all times complied with all the provisions of the Stakeholder which apply to it and section 3 of the Welfare Reform and Pensions Act 1999 (the "1999 Act"). The Stakeholder complies with the 1999 Act, the Stakeholder Pension Schemes Regulations 2000 and any other applicable legislation and regulations;

          17.3.3 the identities of those of the Employees who are members of the Stakeholder have been Disclosed and the level of both employee and employer contributions payable in respect of each member has been Disclosed and the Companies shall not before Completion take any steps affecting the level of employer contributions;

          17.3.4 as at Completion, all contributions, premiums and expenses due to be paid in respect of the Stakeholder by the Companies have been duly paid;

          17.3.5 no legal proceedings in connection with the Stakeholder are pending, threatened or expected (including any complaint to the Pensions Ombudsman) and there is no fact or circumstance likely to give rise to any such proceedings;

          17.3.6 the Stakeholder does not and has not directly or indirectly discriminated between male and female employees as regards eligibility, the rate of contributions or the benefits to be provided in any way which is contrary to Article 141 of the Treaty of Rome or any UK Statute;

          17.3.7 the Companies have not engaged and do not currently engage in any activity in relation to the Stakeholder which would require them to be authorised for the purposes of the Financial Services and Markets Act 2000; and

          17.3.8 the Stakeholder is an exempt approved scheme within the meaning of Chapter IV Part XIV of the Income and Corporation Taxes Act 1988 and there is no reason why such approval may be withdrawn.

18.       Intellectual Property

18.1      Ownership and rights

          18.1.1 Parts 1 and 2 of schedule 7 respectively contain particulars of all Registered Proprietary Intellectual Property and material Unregistered Proprietary Intellectual Property.

          18.1.2 The Company is either the sole beneficial owner of or is licensed to use all Intellectual Property required for the Company to carry on its business as of the date of Completion.

18.2      Enforcement

          18.2.1 So far as the Warrantors are aware, the Proprietary Intellectual Property is valid and subsisting and none of the Proprietary Intellectual Property is the subject of outstanding or threatened disputes, claims or proceedings for cancellation, revocation, opposition, interference, rectification or contested ownership.

          18.2.2    Details of Patents owned by the Company are set out in
                    schedule 7.

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          18.2.3    All Registered Proprietary Intellectual Property has been
                    maintained and all renewal fees have been paid on time.

          18.2.4 All Know-How owned, used or exploited by the Company has been kept secret and confidential and has, as far as the Warrantors are aware, not been disclosed to third parties other than as required in the normal course of business subject to confidentiality undertakings being obtained by the Company.

          18.2.5 Nothing has been done to diminish or otherwise affect the reputation of unregistered Trade Marks, owned, used or otherwise exploited by the Company.

18.3      Intellectual Property Agreements

          18.3.1 Parts 3 and 4 of schedule 7 respectively contain particulars of all Intellectual Property Agreements whereby:

                    (a) the Company uses or exploits any Third Party Intellectual Property ("Licences-In"); or

                    (b) the Company has authorised or otherwise permitted, expressly or by implication, any use whatsoever of any Proprietary Intellectual Property, or granted to any third party any right or interest in respect of any Proprietary Intellectual Property ("Licences-Out").

          18.3.2 Save as set out in schedule 7, none of the Proprietary Intellectual Property has been charged, mortgaged, licensed or otherwise encumbered.

          18.3.3 So far as the Warrantors are aware, all Intellectual Property Agreements are valid and binding and none has been the subject of any breach or default by any party or of any event which with notice or lapse of time or both would constitute a default.

          18.3.4 No member of the Group has received notice of any dispute, claim or proceeding arising out of or relating to the Intellectual Property Agreements and the Warrantors are not aware of any circumstances which are reasonably likely to lead to any such dispute, claim or proceeding arising.

          18.3.5 No Intellectual Property Agreement will terminate or become capable of termination or otherwise be adversely affected by the execution and completion of this Agreement.

18.4      Infringement

          18.4.1 The Company has not infringed and, as far as the Warrantors are aware, does not infringe any Intellectual Property of a third party as a result of the Company's use or exploitation of the Intellectual Property in the conduct of the Business involving the use and exploitation of the Proprietary Intellectual Property or the Third Party Intellectual Property, nor, as far as the Warrantors are aware, will such use or exploitation give rise to any infringement dispute, claims or proceedings against the Company.

          18.4.2 So far as the Warrantors are aware, there are not and have not been any disputes, claims or proceedings threatened or in existence in any court or tribunal in respect of any Intellectual Property used or exploited by the Company in the conduct of the Business.

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          18.4.3    So far as the Warrantors are aware, there has been and is no current or anticipated infringement by any third party of any Proprietary Intellectual Property or Third Party Intellectual Property.

19.       Information technology and telecommunications

19.1      Ownership

          19.1.1 All IT Systems are owned by the Company or leased under written lease agreements, and are not wholly or partly dependent on any facilities or services not under the exclusive ownership and/or control of the Company.

          19.1.2 So far as the Warrantors are aware, all the IT Contracts are valid and binding and none of the IT Contracts has been the subject of any breach or default, or of any event which (with notice or lapse of time or both) would constitute a default, or is liable to be terminated or otherwise adversely affected by the transaction contemplated by this Agreement.

19.2      Computer operation and maintenance

          19.2.1 All IT Systems are in satisfactory working order and have been and are being properly and regularly maintained and replaced. No part of the IT Systems has materially failed to function at any time during the twelve months prior to the date hereof.

          19.2.2 All IT Services are being and have been provided materially in accordance with the relevant IT Contract.

          19.2.3 The Company has full and unrestricted access to and use of the IT Systems, and no third party agreements or consents are required to enable the Company to continue such access and use following completion of the transaction contemplated by this Agreement.

          19.2.4 So far as the Warrantors are aware it is not necessary for the Company to incur as at the date of Completion any further material expenditure on the modification, development, expansion or (save in the normal course of business) replacement of the IT Systems in order to carry on its Business as at the date of Completion; and

          19.2.5 The Company has not suffered material loss as a result of any virus or other extraneously-induced malfunction, and so far as the Warrantors are aware, no person has had unauthorised access to the IT Systems or any data stored thereon. The Company operates a documented procedure to minimise the risk of such infections and unauthorised access.

          19.2.6 All data processed using the IT Systems and/or the IT Services has been regularly archived in hard copy form. Such hard copies have been properly stored and catalogued.

          19.2.7 The Company has taken all steps reasonably necessary to ensure that its business can continue in the event of a failure of the IT Systems (whether due to natural disaster, power failure or otherwise).

19.3      Euro compliance

          The IT Systems accept payment, process payments and produce invoices in Euros.

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20.       Legislation

          The Company has not received notice of and is not aware of any allegation of breach of the requirements of any legislation which is applicable to it.

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                                     PART 2

                               TAXATION WARRANTIES

21.       Taxation

21.1      General

          21.1.1    Notices and returns

                    All notices, returns, computations and registrations of the Company for the purposes of Taxation have been made punctually on a proper basis and are correct and none of them is, or so far as the Warrantors are aware is likely to be, the subject of any dispute with any Taxation Authority.

          21.1.2 All information supplied by the Company to a Tax Authority for the purposes of Taxation was when supplied and remains complete and accurate in all material respects.

          21.1.3    Payment of Tax due

                    All Taxation which the Company is liable to pay prior to Completion has been or will be so paid prior to Completion.

          21.1.4    Penalties or interest on Tax

                    The Company is not liable to pay any penalty, fine, surcharge or interest charged by virtue of the provisions of the TMA or any other Taxation Statute.

          21.1.5 Compliance with PAYE, national insurance contribution and Tax collection obligations

                    (c) All income tax deductible and payable under the PAYE system has, so far as is required to be deducted, been deducted from all payments made or treated as made by the Company and all amounts due to be paid to the Inland Revenue prior to the date of this Agreement have been so paid, including all Tax chargeable on benefits provided for directors, employees or former employees of the Company or any persons required to be treated as such.

                    (d) All deductions and payments required to be made under any Taxation Statute in respect of national insurance and social security contributions (including employer's contributions) have been so made.

                    (e) All payments by the Company to any person which ought to have been made under deduction of Tax have been so made and the Company (if required by law to do so) has accounted to the Inland Revenue for the Tax so deducted.

                    (f) Proper records have been maintained in respect of all such deductions and payments and all applicable regulations have been complied with.

                    (g) The Disclosure Documents contain details so far as they affect the Company of all current dispensations agreed with the Inland Revenue in relation to PAYE and all notifications given by the Inland Revenue under section 166, ICTA 1988.

          21.1.6    Investigations

                    The Company has not been subject to any visit, audit, investigation, discovery or access order by any Taxation Authority (other than those that are routinely carried out by a Taxation Authority) and so far as the Warrantors are aware there are no circumstances existing which make it likely that a visit, audit, investigation, discovery or access order will be made.

          21.1.7    Residence

                    The Company is and always has been resident for Taxation purposes only in the jurisdiction in which it is incorporated and does not and has not undertaken any business or owned any assets in any other jurisdiction.

          21.1.8    Tax provision

                    Full provision or reserve has been made in the Accounts prepared in accordance with the standard accounting practice applicable to the Company for all Taxation assessed or liable to be assessed on the Company or for which it is accountable in respect of income, profits or gains earned, accrued or received or deemed to be earned, accrued or received on or before the Balance Sheet Date, including distributions made down to such date or provided for in the Accounts and proper provision has been made in the Accounts for deferred Taxation in accordance with generally accepted accounting principles.

          21.1.9    Concessions and arrangements

                    The amount of Taxation chargeable on the Company during any accounting period ending on or within the six years before the Balance Sheet Date has not depended on any concessions, agreements or other formal or informal arrangements with any Taxation Authority.

          21.1.10   Section 765, ICTA 1988

                    The Company has not without the prior consent of the Treasury carried out or agreed to carry out any transaction under section 765, ICTA 1988 which would be unlawful in the absence of such consent and has, where relevant, complied with the requirements of section 765A(2), ICTA 1988 (supply of information on movement of capital within the EU) and any regulations made or notice given thereunder.

          21.1.11   Transactions requiring clearance or consent

                    All particulars furnished to any Taxation Authority in connection with an application for clearance or consent by the Company or on its behalf or affecting the Company has been made and obtained on the basis of full and accurate disclosure to the relevant Taxation Authority of all relevant material facts and considerations; and any transaction for which clearance or consent was obtained has been carried into effect only in accordance with the terms of the relevant clearance or consent.

          21.1.12   Calculation of Taxation liability

                    The Company has sufficient records relating to past events to permit accurate calculation of the Taxation liability or relief which would arise upon a disposal or realisation or supply on completion of each asset owned by the Company at the

                    Balance Sheet Date or acquired by the Company since that date but before Completion.

          21.1.13   Claims and disclaimers

                    The Company has duly submitted all claims and disclaimers the making of which has been assumed for the purposes of the Accounts.

21.2      Corporation tax, including corporation tax on chargeable gains

          21.2.1    Base values and acquisition costs

                    If each of the capital assets of the Company were disposed of on the date hereof for a consideration equal to the book value of that asset in, or adopted for the purposes of, the Accounts or, in the case of assets acquired since the Balance Sheet Date, equal to the consideration given upon its acquisition, no liability to corporation tax on chargeable gains or balancing charges under the CAA would arise and for the purpose of determining the liability to corporation tax on chargeable gains there shall be disregarded any relief and allowances available to the Company other than amounts falling to be deducted under section 38, TCGA.

          21.2.2    Short life assets

                    The Company has not made any election under section 37, CAA nor is it taken to have made such an election under section 37(8)(c), CAA.

          21.2.3    Long life assets

                    The Company does not own and has not owned a long life asset (within the meaning of section 38A, CAA) in respect of which any claim for capital allowances would be subject to the provisions of section 38E-38G, CAA.

          21.2.4    Industrial buildings

                    None of the assets of the Company expenditure on which has qualified for a capital allowance under Part I, CAA has at any time been used otherwise than as an industrial building or structure.

          21.2.5    Distributions

                    No distribution within the meaning of sections 209, 210 and 211, ICTA 1988 has been made (or will be deemed to have been made) by the Company after 5th April, 1965 except dividends shown in its audited accounts and the Company is not bound to make any such distribution.

          21.2.6    Demergers

                    The Company has not been engaged in nor been a party to any of the transactions set out in sections 213 to 218 inclusive, ICTA 1988 nor has it made or received a chargeable payment as defined in section 218(1), ICTA 1988.

          21.2.7    Issues of securities

                    No securities (within the meaning of section 254(1), ICTA
                    1988) issued by the Company and remaining in issue at the date of this Agreement were issued in such circumstances that the interest payable thereon falls to be treated as a distribution under either sections 209(2)(d), 209(2)(da) or 209(2)(e),
                    ICTA 1988, nor has the Company agreed to issue such securities in such circumstances.

          21.2.8    Capital distributions

                    The Company has not received any capital distribution to which the provisions of section 189, TCGA could apply.

          21.2.9    Land sold and leased back

                    The Company has not entered into any transaction to which the provisions of section 779 or 780, ICTA 1988 have been or could be applied.

          21.2.10   Non-deductible payments

                    No rents, interest, annual payments or other sums of an income nature paid or payable by the Company or which the Company is under an existing obligation to pay in the future under current law and practice are or may be wholly or partially disallowable as deductions in computing trading profits, management expenses or charges in computing profits for the purposes of corporation tax.

          21.2.11   No unremittable income or gains

                    No claim has been made by the Company under sections 584, 585 or 723 ICTA 1988 or under section 279, TCGA.

          21.2.12   Payments to directors, officers or employees

                    The Company has not agreed to make any payment to or agreed to provide any benefit for any Director or former director, officer or employee of the Company, whether as compensation for loss of office, termination of employment or otherwise, which is not allowable as a deduction in calculating the profits of the Company for Taxation purposes whether up to or after the Balance Sheet Date.

          21.2.13   Transfer pricing

                    The Company is not a party to any transaction or arrangement under which it will be required to pay for any asset or any services or facilities of any kind an amount which is in excess of the market value of that asset or those services or facilities, neither is or was the Company a party to any transaction or arrangements to which the provisions of section 770A and schedule 28 AA, ICTA 1988 will apply and nor will the Company receive any payment for an asset or any services or facilities of any kind that it has supplied or provided or is liable to supply or provide which is less than the market value of that asset or those services or facilities.

          21.2.14   Transactions not at arm's length

                    The Company has not disposed of or acquired any asset in circumstances falling within section 17 or 19, TCGA nor given or agreed to give any consideration to which section 128(1)(2), TCGA will apply.

          21.2.15   Transactions between connected persons

                    No allowable loss has accrued to the Company to which
                    section 18(3), TCGA will apply.

          21.2.16   Depreciatory transactions

                    (h) No allowable loss which might accrue on the disposal by the Company of any share in or security of any company is so far as the Warrantors are aware likely to be reduced by virtue of the provisions of sections 176 and 177, TCGA.

                    (i) The Company has not been a party to any scheme or arrangement whereby the value of an asset has been materially reduced as set out in sections 30-34, TCGA.

          21.2.17   Other claims made by the Company

                    The Company has made no claim under section 280, TCGA (tax on chargeable gains payable by instalments).

          21.2.18   Gifts

                    The Company has not received any assets by way of gift as mentioned in section 282, TCGA and the Company has not held, and does not hold, shares in a company to which section 125, TCGA could apply.

          21.2.19   Non-resident companies

                    (j) There has not accrued or arisen any income, profit or gain in respect of which the Company may be liable to corporation tax by virtue of the provisions of section 13, TCGA or Chapter IV of Part XVII, ICTA 1988.

                    (k) The Company has not been served with a notice in respect of the unpaid corporation tax liability of any company pursuant to section 191, TCGA.

          21.2.20   Controlled foreign companies

                    No notice of the making of a direction under section 747, ICTA 1988 has been received by the Company and so far as the Warrantors are aware no circumstances exist which would entitle the Inland Revenue to make such a direction or to apportion any profits of a controlled foreign company to the Company pursuant to section 752, ICTA 1988.

          21.2.21   Agent for non-residents

                    The Company has not been a party to any transaction or arrangement whereby it is or may hereafter become liable for Taxation under or by virtue of section 42A, ICTA 1988 or regulations made thereunder or section 126, FA 1995.

          21.2.22   Loan relationships

                    (l) All interests, discounts and premiums payable by the Company in respect of its loan relationships (within the meaning of section 81, FA 1996) are eligible to be brought into account by the Company as a debit for the purposes of Chapter II of Part IV, FA 1996 at the time and to the extent that such debits are recognised in the statutory accounts of the Company.

                    (m) The Disclosure Documents contain full particulars of any debtor relationship (within the meaning of section 103, FA 1996) of the Company which relates to a relevant discounted security (within the meaning of paragraph 3 of schedule 13, FA 1996) to which paragraph 17 or 18 of
                         schedule 9, FA 1996 applies.

                    (n) The Company has not been a party to a loan relationship which had an unallowable purpose (within the meaning of paragraph 13 of schedule 9, FA 1996).

                    (o)  The Disclosure Documents contain full particulars of:

                         (i) any loan relationships to which the Company is a party to which paragraph 8 of schedule 15, FA 1996 has applied or will apply on the occurrence of a relevant event (within the meaning of paragraph 8(2) of schedule 15, FA
                                 1996);

                         (ii) 2the amount of any deemed chargeable gain or deemed allowable loss that has arisen or will arise on the occurrence of such relevant event; and

                         (iii)   any election made pursuant to paragraph 9 of
                                 schedule 15, FA 1996.

                    (p) The Company has not entered into any transaction to which paragraph 11 of schedule 9, FA 1996 applies.

21.3      Close companies

          21.3.1    Close company status

                    The Company has at all times been a close company within the meaning of sections 414 and 415, ICTA 1988.

          21.3.2    Close investment-holding company status

                    The Company has not in any accounting period beginning after 31st March, 1989 been a close investment-holding company as defined in section 13A, ICTA 1988.

          21.3.3    Distributions

                    No distribution within section 418, ICTA 1988 has ever been made by the Company.

          21.3.4    Loans to participators

                    Any loans or advances made or agreed to be made by the Company within sections 419 and 420 or 422, ICTA 1988 have not been released or written off or agreed to release or write off the whole or any part of any such loans or advances.

21.4      Inheritance tax

          21.4.1    No transfers of value and associated operations

                    The Company has made no transfers of value within sections 94 and 202, ITA nor has the Company received a transfer of value such that liability might arise under section 199, ITA nor has the Company been party to associated operations in relation to a transfer of value as defined by section 268, ITA.

          21.4.2    Inland Revenue charge

                    There is no unsatisfied liability to inheritance tax attached to or attributable to the Shares or any asset of the Company and none of them are subject to an Inland Revenue charge as mentioned in section 237 and 238, ITA.

          21.4.3    Power of sale, mortgage or charge

                    No asset owned by the Company nor the Shares are liable to be subject to any sale, mortgage or charge by virtue of section 212, ITA.

21.5      VAT

          21.5.1    Returns and payments

                    The Company is a taxable person duly registered for the purposes of VAT.

          21.5.2    VAT groups

                    The Company is not and has not been a member of a group for VAT purposes.

          21.5.3    Transactions between connected persons

                    The Company has not been or agreed to be party to any transaction or arrangement in relation to which a direction has been or could be made under paragraph 1 of schedule 6, VATA or to which paragraph 2(3A) of schedule 10, VATA applied.

          21.5.4    Charge to VAT as agent or representative

                    The Company is not and has not agreed to become liable for VAT by virtue of sections 47 and 48, VATA.

          21.5.5    VAT and Properties

                    The Company or its relevant associate for the purposes of paragraph 3(7) of schedule 10, VATA has exercised the election to waive exemption from VAT (pursuant to paragraph 2 of schedule 10, VATA) only in respect of those Properties listed (as having been the subject of such an election) in the Disclosure Documents and:

                    (q) neither the Company nor its relevant associate has any obligation to exercise such an election in respect of any other of the Properties;

                    (r) any notification of the election and information required by paragraph 3(6) of schedule 10, VATA has been given and any permission required by paragraph 3(9) of schedule 10, VATA has been properly obtained;

                    (s) so far as the Warrantors are aware no election has or will be disapplied or rendered ineffective by virtue of the application of the provisions of paragraph 2 (3AA) of schedule 10, VATA;

                    (t) the Company has not agreed to refrain from making an election in relation to any of the Properties.

          21.5.6    Capital goods scheme

                    The Company does not own and has not at any time within the period of ten years preceding the date hereof owned any assets which are capital items subject to the Capital Goods Scheme under Part XV of the VAT Regulations 1995.

21.6      Stamp duty

          21.6.1    Stamp duty

                    All stampable documents wheresoever executed (other than those which have ceased to have any legal effect) to which the Company is a party as a purchaser, transferee, assignee, lessee or mortgagee and which are required to prove the Company's right, title or interest in an asset beneficially owned by the Company on Completion have been duly stamped or stamped with a particular stamp denoting that no stamp duty is chargeable.

                                   SCHEDULE 4

                                     PART 1

                                  UK PROPERTIES

          (1)                 (2)                   (3)                (4)                   (5)
    DESCRIPTION OF          TENURE             REGISTERED OR     TITLE NUMBER AND         EXISTING USE
       PROPERTY                                UNREGISTERED     GRADE OF TITLE (IF
                                                                    REGISTERED)
Unit 38 Harrogate        Leasehold             Unregistered     N/A                    Offices and storage
Business Park,
Wetherby Road,
Harrogate

Unit 2 Back Gladstone    Licence               Unregistered     N/A                    Storage
Street,
Harrogate

Premises at 19           Verbal agreement      Unregistered     N/A                    Offices and storage
Greenfield Avenue,
Stourbridge

                                     PART 2

                                  US PROPERTIES

          (1)                 (2)                   (3)                (4)                   (5)
    DESCRIPTION OF          TENURE             REGISTERED OR     TITLE NUMBER AND         EXISTING USE
       PROPERTY                                UNREGISTERED     GRADE OF TITLE (IF
                                                                    REGISTERED)
Premises at              Leasehold              N/A              N/A                   Offices and storage
Lakeview Office
Park, South
Semoran
Boulevard, Winter
Park, Florida

                                     PART 3

                                 LEASES/LICENCES

         (1)                  (2)                    (3)                    (4)                    (5)
    DESCRIPTION OF            DATE                   TERM                 PARTIES          CURRENT YEARLY RENT
       PROPERTY
Unit 38 Harrogate        14/07/2000             5 year from and       D S Estates Limited      ***
Business Park,                                  including 03/04/2000  (1)
Wetherby Road,
Harrogate
                                                                      Atlantech Medical
                                                                      Devices Limited (2)

Unit 2 Back              05/06/2001             Until determined by   Pelican Marketing        ***
Gladstone Street,                               one month's written   Limited (1)
Harrogate                                       notice

                                                                      Atlantech Medical
                                                                      Devices Limited (2)

19 Greenfield            May 2000               Until determined by   Ronald Mifsud (1)        ***
Avenue                                          reasonable notice
Stourbridge                                                           Atlantech UK (2)

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 5

                                     PART I

                BASIS FOR PREPARATION OF THE COMPLETION ACCOUNTS

The Completion Accounts shall consist of the following as at the close of business on the date of Completion:

(i)       ***

(ii)      ***

The Completion Accounts shall be prepared in accordance with the accounting policies and principles adopted by each Company to the extent consistent with US GAAP and otherwise accordance with the applicable standards under US GAAP.

***

(i)       ***

(ii)      ***

For the avoidance of doubt, at Completion Atlantech will repay outstanding loans from directors, which in aggregate total ***. A corresponding equivalent amount will appear in the Completion Accounts as an inter-company loan from the Purchaser.

The Completion Accounts shall include a schedule listing the full and accurate details of all claims, elections, surrenders, disclaimers, notices or consents, the adjustment to or revision of making, giving or doing of which in each case was taken into account in computing the provision or reserve for Tax in the Completion Accounts.

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 6

                                   COMPLETION

                                     PART 1

1.        Warrantors' obligations

          On Completion, the Warrantors shall deliver to the Purchaser:

1.1 statements from each of the banks at which each Company and each of the Subsidiaries maintains an account of the amount standing to the credit or debit of all such bank accounts as at the close of business no earlier than three Business Days prior to Completion;

1.2 the cash book balances of the Company and each of the Subsidiaries as at Completion with statements reconciling such cash book balances and the relevant cheque books with the balances on the bank accounts of the Company and each of the Subsidiaries as shown by the statements referred to in paragraph 1.1;

1.3 the cheque books relating to all the bank accounts of the Company and each of the Subsidiaries together with confirmation that no cheques have been written by the Company or any of the Subsidiaries since preparation of the statements referred to in paragraph 1.2;

1.4 the (i) Tax Deed duly executed by each of the Warrantors, and (ii) Service Agreements in the agreed terms duly executed by each of Nicholas Woods, Clive Reay-Young, Jennifer Garman and Simon Mifsud;

1.5 transfers of the Shares duly executed by the registered holders thereof in favour of the Purchaser or its nominee(s) together with the relevant original share certificates in the names of such registered holders or appropriate deeds of indemnity;

1.6 such waivers, consents or other documents (including any power of attorney under which any document required to be delivered under Part 1 of this schedule has been executed) in the agreed terms to enable the Purchaser and its nominee(s) to be registered as the holders of the Shares;

1.7 original certificates in respect of all issued shares in the capital of each of the Subsidiaries;

1.8 the statutory registers and minute books (properly written up to the time immediately prior to Completion), the common seal (if any), the certificate of incorporation and (if applicable) any certificate of incorporation on change of name of the Company and each of the Subsidiaries;

1.9       the documents of title to the Properties;

1.10 the written resignations in the agreed terms of all the Directors (except Nick Woods and Clive Reay-Young) from their respective offices, such resignations to take effect from Completion;

1.11 the written resignation of the auditors of the Company and of each of the Subsidiaries in the agreed terms to take effect from Completion containing the statements referred to in section 394(1), CA 85 that they consider there are no such circumstances as are mentioned in that section and confirming that they have deposited or shall deposit that statement in accordance with section 394(2), CA 85 at the respective registered offices of the Company and each of the Subsidiaries; and

2.        Purchaser's obligations

          On completion, the Purchaser shall deliver to each Warrantor:

2.1       a counterpart of the Tax Deed duly executed by the Purchaser;

2.2 a counterpart of each Service Agreement duly executed by the relevant Company; and

2.3 a counterpart of a *** agreement for each Warrantor in the agreed terms duly executed by the Guarantor.

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                     PART 2

          On Completion, the Warrantors shall cause a board meeting of the Company and of each of the Subsidiaries to be held at which:

1. in the case of each Company only, the said transfers of the Shares shall be passed for registration and registered (subject to the same being duly stamped, which shall be at the cost of the Purchaser);

2. the resignations referred to in paragraphs 1.10 and 1.11 of Part 1 shall be tendered and accepted so as to take effect at the close of the meeting;

3. persons nominated by the Purchaser (in the case of directors subject to any maximum number imposed by the relevant articles of association) shall be appointed additional directors;

4.        Messrs. PricewaterhouseCoopers LLP shall be appointed auditors.

                                   SCHEDULE 7

                              INTELLECTUAL PROPERTY

A    -    PART 1 REGISTERED PROPRIETARY INTELLECTUAL PROPERTY

***

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the portions.

B    -    TRADE MARK PORTFOLIO

                         COUNTRY OF
NAME OF TRADE MARK       REGISTRATION        CLASSES REGISTERED     TRADE MARK NUMBER
-------------------------------------------------------------------------------------
***                      ***                ***                     ***
-------------------------------------------------------------------------------------
***                      ***                                        ***
-------------------------------------------------------------------------------------
***                      ***
-------------------------------------------------------------------------------------
***                      ***
-------------------------------------------------------------------------------------

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART 2    UNREGISTERED PROPRIETARY INTELLECTUAL PROPERTY

UNREGISTERED RIGHT                               DETAILS
--------------------------------------------------------------------
***                                              ***
--------------------------------------------------------------------
***                                              ***
--------------------------------------------------------------------
Unregistered trade names                         PED

                                                 Endoflip

                                                 Cobra

                                                 Revolution

                                                 Arthroclear

                                                 Pathfinder

                                                 Barracuda

                                                 Marlin

                                                 Manta 1

                                                 Swordfish

                                                 Beluga

                                                 Piranha

                                                 Jaws

                                                 Tiger Shark

                                                 Hammerhead
--------------------------------------------------------------------

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART 3    LICENCES IN

***

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PART 4    LICENCES OUT

***

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   SCHEDULE 8

                       LIMITATION OF WARRANTORS' LIABILITY

                                     PART 1

                               GENERAL LIMITATIONS

1. Notwithstanding the provisions of Clause 6, the Vendors shall not be liable in respect of a breach of any of the Warranties if and to the extent that the loss occasioned thereby has been recovered under the Indemnities or the Tax Deed.

2.        The Warrantors shall not be liable under the Warranties:

2.1 to the extent that the facts which might result in a Claim or possible Claim were Disclosed;

2.2 to the extent that the subject of the Claim is allowed or provided for or reserved in the Accounts, the Management Accounts or the Completion Accounts or was specifically referred to in the notes to any such accounts in respect thereof; or

2.3       to the extent that a Claim arises or is increased:

          2.3.1     wholly or partly from an act or omission compelled by law;

          2.3.2 as a result of any increase in rates of Taxation since the date of this Agreement; or

          2.3.3 wholly or partly as a result of the passing or coming into force of or any change in any enactment, law, regulation, directive, requirement or any practice of any government, government department or agency or regulatory body (including but not limited to extra-statutory concessions of the Inland Revenue) after the date of this Agreement whether or not having retrospective effect; or

2.4 if and to the extent that a Claim is increased due to the Purchaser or the Guarantor failing to act in all material respects in accordance with the provisions of paragraph 5 of this schedule; or

2.5 to the extent that such liability occurs or arises as a result of or is otherwise attributable to any voluntary act, transaction or omission of either Company or the Subsidiary or the Purchaser or the Guarantor or any member of the Purchaser's Group on or after Completion; or

2.6 to the extent that such liability occurs or arises wholly as a result of any act or omission carried out by the Warrantors at the specific request of the Purchaser or the Guarantor after Completion; or

2.7 to the extent that the income, profits or gains in respect of which the liability arises were actually earned, accrued or received by either Company or the Subsidiary but were not reflected in the Accounts or the Management Accounts or Completion Accounts; or

2.8 to the extent that any Claim by the Purchaser or the subject matter thereof has been or is made good or is otherwise compensated for (otherwise than by the Purchaser or any member of the Purchaser's Group); or

2.9       to the extent that the matter to which it relates

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          2.9.1     is or, but for this Agreement, is recoverable by either
                    Company or the Subsidiaries from insurers and the amount is so recovered; or

          2.9.2 is in respect of lost goodwill or possible business following Completion where such loss is unrelated to a Claim.

3. The Purchaser agrees for itself and on behalf of every member of the Purchaser's Group with the Warrantors that in respect of any matter which may give rise to a Claim which relates to both Companies:

3.1 no loss, damage, cost, expense or other liability shall be met more than once;

3.2 such Claim shall for the purposes of paragraph 6 of this schedule shall be separate identifiable and quantifiable in respect of each Company.

4.

4.1 Where the Purchaser and/or either Company and/or the Subsidiary is/are at any time entitled to recover from some other person (including any Tax Authority) any sum in respect of any matter giving rise to a Claim the Purchaser shall and shall procure that the relevant Company or the Subsidiary shall take all reasonable steps to enforce such recovery prior to issuing proceedings against the Warrantors (but, for the avoidance of doubt, without prejudice to its right to take action against the Warrantors including the right to serve a notice of claim on the Warrantors in accordance with paragraph 6.6 of Part 2 and/or
          Part 3 of this Schedule), and in the event that the Purchaser or the Company or the Subsidiary shall recover any amount from such other person the amount of the Claim against the Warrantors shall be reduced by the amount recovered less all costs, charges and expenses reasonably incurred by the Purchaser or the Company or the Subsidiary in recovering that sum from such other person.

4.2 If the Warrantors pay at any time to the Purchaser or to either Company or to a Subsidiary an amount pursuant to a Claim and the Purchaser or the Company or a Subsidiary subsequently becomes entitled to recover from some other person any sum in respect of any matter giving rise to such Claims the Purchaser shall and shall procure that the relevant Company or the Subsidiary shall take all reasonable steps to enforce such recovery and shall, if successful in such recovery, forthwith repay to the Warrantors so much of the amount paid by them to the Purchaser or the relevant Company or the Subsidiary as does not exceed the sum recovered from such other person less all costs, charges and expenses reasonably incurred by the Purchaser or the relevant Company or the Subsidiary in recovering that sum from such other person.

4.3 If any amount is repaid to the Warrantors by the Purchaser or either Company or the Subsidiary pursuant to paragraph 4.2 above an amount equal to the amount so repaid shall be deemed never to have been paid by the Warrantors for the purposes of Part 2 of this schedule and accordingly shall not be treated as an amount in respect of which any liability has been incurred.

5.

5.1 If the Purchaser or either Company or a Subsidiary become aware of a matter which is reasonably likely to give rise to a Claim:

          5.1.1 the Purchaser shall (or shall procure that the relevant Company or the Subsidiary concerned shall) as soon as reasonably practicable give written notice to each Warrantor of the matter and shall consult with each Warrantor with respect to such

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

                    matter but such notice shall not be a condition precedent to the liability of the Warrantors;

          5.1.2 the Purchaser shall (and shall procure that the Company or Subsidiary concerned shall) provide to each Warrantor and his advisers reasonable access to premises and personnel and to relevant assets, documents and records within the Purchaser's Group for the purposes of investigating the matter and enabling the Warrantors to take the action referred to in paragraph 5.1.4;

          5.1.3 each Warrantor (at his cost) may take copies of the documents or records, and photograph the premises or assets, referred to in paragraph 5.1.2;

          5.1.4 subject to paragraph 5.1.5 below and the Warrantors accepting unconditionally in writing to the Purchaser liability for a relevant Claim the Purchaser shall (i) (and shall procure that the Company or Subsidiary concerned shall) take such action as the Warrantors may reasonably request in writing to negotiate, avoid, dispute, resist, mitigate, compromise, defend or appeal against any such Claim and any adjudication with respect thereto which shall include (without limitation) the Company or Subsidiary applying to postpone (so far as legally possible) the payment of any taxation and (ii) shall not, and shall ensure that no member of the Purchaser's Group will admit liability in respect of, or compromise, or settle, the matter without the prior written consent of the Warrantors (such consent not to be unreasonably withheld or delayed);

          5.1.5 the Warrantors shall indemnify and secure the Purchaser and the relevant Company and Subsidiary to their reasonable satisfaction against all losses, damages and expenses including interest on overdue tax and reimburse to the Purchaser and the relevant Company and Subsidiary all out-of-pocket expenses reasonably incurred by them in complying with their obligations under this paragraph 5;

                                     PART 2

                    LIMITATIONS UNDER THE WARRANTIES/TAX DEED

6. The liability of the Warrantors in respect of any claim under the Warranties or claim under the Tax Deed (and any claim pursuant to clause 9 of this Agreement with respect to paragraphs 6.3 and 6.5 below):

6.1 shall not arise unless and until the amount of such claim when aggregated with other claims based on essentially the same or similar facts exceeds *** in respect of any single item;

6.2 shall not arise unless and until the amount of such claim when aggregated with the amount of any other such claim made against the Warrantors under this Agreement or the Tax Deed or which would have been made but for the operation of this paragraph 6.2 exceeds *** in which event all of such claim or claims shall be recoverable hereunder (and not just the excess);

6.3 in respect of such claims in connection with Atlantech shall not (when aggregated with the amount of all other such claims together with any claim pursuant to clause 9 of this Agreement) exceed *** and

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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

6.4 in respect of such claims in connection with Atlantech UK shall not (when aggregated with the amount of all other such claims) exceed *** and

6.5 shall not (when aggregated with the amount of all other such claims together with any claim pursuant to clause 9 of this Agreement) exceed *** and

6.6 shall cease on the date falling eighteen (18) months after the date of this Agreement with respect to claims under the Warranties (other than Tax Warranties), except in respect of matters which have been the subject of a bona fide written claim which is made before the relevant date by or on behalf of the Purchaser to the Vendors giving reasonable details of all material aspects of the Claim including the Purchaser's bona fide estimate of the amount thereof. Any such claim shall (if it has not previously been satisfied, settled or withdrawn) be deemed to have been withdrawn unless legal proceedings in respect of it have been commenced by both being issued and served within six months of such notification to the Warrantors, provided always that in the case of each Warrantor his /her liability in aggregate shall never exceed an amount equal to the amount of Provisional Consideration received by him at Completion as set out opposite his name in Column (E) of Schedule 1 (or, in the case of Simon Mifsud ***.

                                     PART 3

           TIME LIMITATIONS UNDER THE TAX WARRANTIES AND THE TAX DEED

          The liability of the Warrantors in respect of any Claim or any claim under the Tax Deed shall cease on the date falling seven (7) years after the date of this Agreement except in respect of matters which have been the subject of a bona fide written claim which is made before the relevant date by or on behalf of the Purchaser to the Warrantors giving reasonable details of all material aspects of the claim including the Purchaser's bona fide estimate of the amount thereof. Any such claim shall (if it has not previously been satisfied, settled or withdrawn) be deemed to have been withdrawn unless legal proceedings in respect of it have been commenced by both being issued and served within six months of such notification to the Warrantors.

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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

                                   SCHEDULE 9

                              SUBSIDIARY WARRANTIES

                                     PART A

                      ATLANTECH MEDICAL DEVICES (USA) INC.

          In this Part A the following words shall have the following meanings:

          "Accounts" means the unaudited monthly management accounts of the Subsidiary for the sixteen month period ended on the Accounts Date comprising the unaudited balance sheet and profit and loss account as at and for the period ended on the Accounts Date;

          "Accounts Date" means 31 August 2002.

1. The facts set out under the heading "The Subsidiary" in Schedule 2 are accurate in all material respects and not misleading.

2. Atlantech is the legal and beneficial owner of the shares in the Subsidiary set out under the heading "The Subsidiary" opposite Atlantech's name in Schedule 2. Such shares constitute the whole of the allotted and issued share capital of the Subsidiary, have been properly allotted and issued and there is no agreement, arrangement or obligation requiring the creation, allotment, issue, transfer, redemption or repayment of, or the grant to any person of the right (whether conditional or not) to require the allotment, issue, transfer, redemption or repayment of, any shares in the capital of the Subsidiary (including, without limitation, an option or right or pre-emption or conversion).

3. There is no litigation, arbitration, prosecution, administrative or other legal proceedings or dispute in existence or threatened against Atlantech Medical Devices Limited in respect of the shares in the Subsidiary and there are no facts known to the Warrantors or any of them which might give rise to any such proceedings or any such dispute.

4. There is no encumbrance on, over or affecting any of the issued or unissued shares in the capital of the Subsidiary and there is no agreement or commitment to give or create any encumbrance or negotiations which may lead to such an agreement or commitment and no claim has been made by any person to be entitled to an encumbrance in relation thereto.

5.

5.1 The Accounts disclose all the material assets and liabilities of the Subsidiary as at the Accounts Date.

5.2 The Accounts have been prepared in accordance with accounting policies consistent with US GAAP with all due care. The cumulative profits, assets and liabilities of Atlantech Medical Devices (USA) Inc stated in the US Accounts have not been knowingly or wilfully misstated.

6. Since the Accounts Date the Subsidiary has not (other than as disclosed in the Accounts):

6.1 acquired any material assets (namely, any asset of a value in excess (in aggregate) of US$10,000);

6.2 incurred any material liability (namely, any liability of a value in excess (in aggregate) of US$10,000); or

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

6.3 entered into any material contract (written or otherwise) outside the ordinary course of business.

7. All the property and assets which are described and included in the Accounts or which are used in connection with the business of the Subsidiary are:

7.1 legally and beneficially owned by the Subsidiary or used by the Subsidiary with the consent of the legal and beneficial owner;

7.2       in the possession or under the control of the Subsidiary;

7.3 free from all encumbrances and there is not any agreement or commitment to give or create, and no claim has been made by any person entitled to; any encumbrance; and

7.4       are situated in the United States of America.

8. So far as the Warrantors are aware, at all times during the period of occupation by the Company the U.S. Property has been used, and at all times the Business has been conducted thereon, in all material respects in compliance with Environmental Law.

9. Details of all insurance policies effected by the Subsidiary or by any other person in relation to any of the Subsidiary's assets are annexed to the Disclosure Letter and all such details are accurate in all material respects and all such insurance policies are currently in force.

10. All the accounts, books, registers, ledgers and financial and other material records of whatsoever kind of the Subsidiary (including all invoices and other records required for customs and excise purposes) are materially up to date, in its possession or under its control and have been properly and accurately kept and compiled in all material respects.

11. The Subsidiary does not own any material Intellectual Property and so far as the Warrantors are aware has not disclosed any Confidential Information to any third party (other than the Companies).

12. Copies of the employment agreements for all employees of the Subsidiary are annexed to the Disclosure Letter and these contain all material terms of employment with respect to such individuals.

13. There is not outstanding any claim against, nor are there (or have there been) any litigation, arbitration or administrative proceedings involving, the Subsidiary and no dispute exists between the Subsidiary and any customer or supplier thereof nor are there any circumstances of which the Warrantors are aware and which are believed by the Warrantors to be likely to give rise to any such dispute or claim.

14. Save as disclosed in the Accounts, the Subsidiary does not have outstanding any borrowing nor any encumbrance or any obligation to create an encumbrance.

15. So far as the Warrantors are aware, neither the Subsidiary nor any of its officers (during the course of their duties in relation to the business of the Subsidiary) has committed or omitted to do any act or thing the commission or omission of which is in contravention of any statutory obligation or any other federal law of the United States of America or law of the state of Florida.

16. The Subsidiary has not since its incorporation had any subsidiary or subsidiary undertaking.

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

17. The copy of the articles of incorporation of the Subsidiary annexed to the Disclosure Letter is accurate and complete.

18. The lease with respect to the premises at South Semoran Boulevard, Winter Park, Florida annexed to the Disclosure Letter is accurate in all material respects and the Subsidiary does not own or have any other interest in any real estate.

19. The Subsidiary does not operate any pension scheme for its employees nor is liable or under any obligation to contribute to any pension scheme.

                                     PART B

                              ATLANTECH ITALIA SRL

1. Atlantech is the legal and beneficial owner of 80% shares in Atlantech Italia Srl. So far as the Warrantors are aware, such shares constitute 80% of the allotted and issued share capital of Atlantech Italia Srl, have been properly allotted and issued and there is no agreement, arrangement or obligation requiring the creation, allotment, issue, transfer, redemption or repayment of, or the grant to any person of the right (whether conditional or not) to require the allotment, issue, transfer, redemption or repayment of, any shares in the capital of Atlantech Italia Srl (including, without limitation, an option or right or pre-emption or conversion).

2. There is no litigation, arbitration, prosecution, administrative or other legal proceedings or dispute in existence or threatened against Atlantech Medical Devices Limited in respect of the shares in Atlantech Italia Srl and there are no facts known to the Warrantors or any of them which might give rise to any such proceedings or any such dispute.

3. So far as the Warrantors are aware, there is not outstanding any claim against, nor are there (or have there been) any litigation, arbitration or administrative proceedings involving, Atlantech Italia Srl *** and no dispute exists between Atlantech Italia Srl and any customer or supplier thereof nor are there any circumstances of which the Warrantors are aware and which are believed by the Warrantors to be likely to give rise to any such dispute or claim.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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

         SIGNED AS A DEED by                      )      _______________________
                                                                 Director

         for and on behalf of                     )

         ARTHROCARE CORPORATION                   )      _______________________
                                                         Director/Secretary

         SIGNED AS A DEED by                      )      _______________________
                                                                 Director

         for and on behalf of                     )

         ARTHROCARE CAYMAN LIMITED                )      _______________________
                                                         Director/Secretary

         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         NICHOLAS WOODS

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         CLIVE REAY-YOUNG

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation

         SIGNED AS A DEED by
         JENNIFER GARMAN

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         ***

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         ***

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         ***

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         ***

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         ***

         in the presence of:
__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for***

         in the presence of:

         ________________________________
         Name
         ________________________________
         Address
         ________________________________

         ________________________________

         ________________________________
         Occupation


         SIGNED AS A DEED by JENNIFER GARMAN
         acting as Attorney for
         ***

         in the presence of:

__________
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.